UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

GUINNESS ATKINSON FUNDS

(Exact name of registrant as specified in charter)

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness Atkinson™ Funds

Annual Report

December 31, 2023

TABLE OF CONTENTS

3	Letter to Shareholders
6	Expense Examples
8	Alternative Energy Fund
17	Asia Focus Fund
24	China & Hong Kong Fund
33	Global Energy Fund
44	Global Innovators Fund
55	Renminbi Yuan & Bond Fund
62	Statements of Assets and Liabilities
64	Statements of Operations
66	Statements of Changes in Net Assets
71	Financial Highlights
78	Notes to Financial Statements
90	Additional Information
92	Report of Independent Registered Public Accounting Firm
93	Liquidity Risk Management Program
94	Trustee and Officer Information
96	Privacy Notice
97	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

Calendar year 2023 was a mixed year for the Guinness Atkinson Funds with three of the Funds producing positive returns and three Funds in the red for the year.

Global Innovators Fund had an exceptional year, producing a total return of 39.34% (investor class) and 39.70% (institutional class). We’d be remiss if we didn’t mention that this fund had a major milestone during the year as it celebrated its 25th anniversary in December. We know we’ve had many shareholders in this fund from the very beginning and we’re pleased that we can report such a positive 25th year and, indeed what we believe is an excellent long-term track record.

The Asia Focus Fund produced a positive return for the year, finishing with a total return of 5.95%. The Global Energy Fund also had a positive year, finishing with a total return of 2.60%.The remaining three Guinness Atkinson Funds were in the red for the year: the Renminbi Yuan & Bond Fund down 0.09%; the Alternative Energy Fund down 2.39% and the China & Hong Kong Fund down 14.51% for the year.

This year marks some major milestones for some of the Guinness Atkinson Funds. The China & Hong Kong Fund will celebrate it’s 30th anniversary in June. The Global Energy Fund will turn 20, also in June. It doesn’t seem like 30 years since we launched the China & Hong Kong Fund. One heck of a lot has happened since then, and the world has changed in ways that we couldn’t even imagine 30 years ago. Many of these changes have been quite positive and contribute mightily to the human condition. Other changes have been less positive. Such is the nature of change. As we’ve pointed out in previous communications, change is not just occurring at a breakneck pace, the rate of change is accelerating. That change can cause angst is understood…but the ever-increasing rate of change is itself a bit unnerving. But it is our reality. We choose to embrace rapid change and seek opportunities.

The performance tables adjacent to this letter provide the details for the performance and Morningstar ratings for each of the Guinness Atkinson Funds. Throughout this report are detailed commentaries on each of the Guinness Atkinson Funds prepared by our portfolio managers.

As usual, we appreciate the confidence you have placed in us and our management team and look ahead to what we hope is a great 2024.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds. You’re also encouraged to visit smartetfs.com where you can find information regarding the SmartETFs, a family of ETFs from Guinness Atkinson.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Mutual fund investing involves risk. Principal loss is possible.

Sincerely,

Timothy Guinness	James Atkinson

The table below provides total return data for each of the Funds over the one, three, five, ten year and from inception periods through December 31, 2023. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2023.

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-2.39%	-2.60%	17.54%	3.71%	-3.57%	1.10% net; 1.70% gross
Asia Focus (April 29, 1996)	5.95%	-10.61%	3.05%	2.96%	2.72%	1.98% net; 2.36% gross
China & Hong Kong (June 30, 1994)	-14.51%	-15.24%	-1.94%	0.04%	5.03%	1.71%
Global Energy Fund (June 30, 2004)	2.60%	26.24%	7.88%	-1.34%	5.59%	1.46% net; 1.91% gross
Global Innovators Fund Investor Class (December 15, 1998)	39.34%	5.99%	17.31%	11.52%	8.84%	1.24% net; 1.27% gross
Global Innovators Fund Institutional Class (December 31, 2015)	39.70%	6.26%	17.60%	11.75%	8.93%	0.99% net; 1.10% gross
Renminbi Yuan & Bond Fund (June 30, 2011)	-0.09%	-2.24%	1.08%	0.39%	1.05%	0.90% net; 2.70% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending December 31, 2023.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Expense ratios are from the most recent prospectus (dated May 1, 2023) and are from the most recent audited financials (period ending December 31, 2022) at the time that prospectus was completed.

The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to through June 30, 2026. Total returns reflect a fee waiver in effect & in the absence of this waiver, the total returns would be lower.

Morningstar Ratings Through December 31, 2023

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Global Small/Mid Stock	2 «« (134 funds)	2 «« (134 funds)	5 ««««« (120 funds)	1 « (77 funds)
Asia Focus	Pacific/Asia ex-Japan	2«« (46 funds)	2«« (46 funds)	1«« (46 funds)	1 « (33 funds)
China & Hong Kong	China Region	3 ««« (103 funds)	3 ««« (103 funds)	3 ««« (784 funds)	3 ««« (54 funds)
Global Energy	Energy Equity	3 ««« (69 funds)	3 ««« (69 funds)	3 ««« (68 funds)	3 ««« (56 funds)
Global Innovators Investor Class	Global Large Growth	5 ««««« (331 funds)	4 «««« (331 funds)	5 ««««« (280 funds)	5 ««««« (191 funds)
Global Innovators Institutional Class	Global Large Growth	5 ««««« (331 funds)	4 «««« (331 funds)	5 «««« (280 funds)	5 ««««« (191 funds)
Renminbi Yuan & Bond	Emerging Markets Local Currency Bond	4«««« (71 funds)	4 «««« (71 funds)	4 «««« (67 funds)	4 «««« (59 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2024 Morningstar, Inc. All Rights Reserved.  The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 01, 2023, to December 31, 2023.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/2023)	Ending Account Value (12/31/2023)	Expenses Paid During Period* (07/01/2023 to 12/31/2023)	Expense Ratios During Period* (07/01/2023 to 12/31/2023)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$902.20	$ 5.27	1.10%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$ 5.60	1.10%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,004.90	$ 10.01	1.98%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$ 10.06	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$907.50	$ 8.99	1.87%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$ 9.50	1.87%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,072.90	$ 7.68	1.47%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.79	$ 7.48	1.47%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,104.10	$ 6.58	1.24%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.95	$ 6.31	1.24%†
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,105.60	$ 5.25	0.99%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.21	$ 5.04	0.99%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,028.50	$ 4.91	0.96%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$ 4.89	0.96%†

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

*	Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†	Net of fee waivers and expenses absorbed/recaptured. If those fee waivers and expenses absorbed/recaptured had not been in effect, the Fund’s actual expenses would have been higher/lower.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1.   Performance

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	-2.39%	-2.60%	17.54%	3.71%
Benchmark Index:
MSCI World Index (Net Return)	23.79%	7.27%	12.80%	8.60%

Gross 1.70% & Net 1.10%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 1.10% through June 30, 2026. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

2.   Review

After a year of highly accommodative fiscal policy in 2022, the dominant driver for 2023 became tightening monetary policy. A rapid rise in interest rates together with pockets of sluggish inflation led the economics of renewable projects to suffer relative to competing fossil fuel alternatives but, post these factors, we find that renewable energy generation continues to be relatively more economic than fossil fuels. Better relative economics as well as security of supply considerations will help to sustain strong demand for sustainable energy activities during 2024 and will keep the long-term driver of renewables adoption intact.

Much of the key policy support for the energy transition in 2023 was enacted with a focus on improved energy efficiency, energy security and access to critical material supply chains, including the following:

•	Further details were provided in Europe about how the EU will localise clean technology manufacturing and supply chains, in order to reduce its reliance on China, as part of its goal to achieve carbon neutrality by 2050. The EU plans include a 55% cut to emissions, 13% lower final energy consumption and 45% renewables in the energy mix by 2030.

•	In the United States there was a meaningful surge in activity thanks to the Inflation Reduction Act (IRA), with $369bn of tax breaks morphing into $1.6 trillion of capital being mobilised towards achieving net zero aims. According to the World Economic Forum, this will create over 170,000 jobs and more than 9 million jobs over the next decade. Importantly, with 2024 being an election year, 80-90% of these new jobs are within Republican states.

•	From a global perspective, around 130 countries have now signed up to the Conference of the Parties (COP) 28 Global Renewables and Energy Efficiency Pledge, committing to deep emissions reductions by 2030, requiring a tripling of global installed renewable energy capacity and a doubling of the rate of annual energy efficiency improvements.

Around 520 Gigawatts (GW) of new renewable generation capacity was installed in 2023, 100GW higher than the record installations seen in 2022 and well over double the 194GW installed pre-COVID in 2019. Solar was dominant (at just over 400 GW) with wind in second place (around 100 GW) followed by hydropower, then bioenergy. Renewable electricity generation in 2023 increased by around 2.5%, reaching over 9,200TWh, and outpacing global electricity demand (estimated 1% growth in 2023).

Electric vehicles saw continued adoption in 2023, albeit at a slower pace than seen in recent years. After growing at over 100% and over 50% in 2021 and 2022, sales of plug-in vehicles grew by around 35% in 2023 to around 14 million units, representing an 18% penetration rate. After increasing in 2022, lithium-ion battery pack costs fell by 14% in 2023 to $139/kWh, driven by lithium and nickel prices that fell by 80% and 40% respectively.

The solar industry grew rapidly in 2023, with installations likely to have exceeded 400 GW for the full year (up tenfold over the last decade and 65% higher than 2022). This is materially ahead of our prior 2023 expectation of 310 GW and will represent the fastest annual growth rate since 2010 (following several years of 20%+ annual growth).

The wind industry returned to growth and is likely to have delivered record installations in excess of 100 GW, despite high-profile company profitability and growth concerns.

The onshore wind sector is likely to have delivered 91GW, with China accounting for 60% of the total and nearly 90% of the year-on-year growth. Offshore wind installations are likely to have reached 12GW (also led heavily by China) with clear policy support for the struggling industry at the end of the year.

Against this backdrop, the Guinness Atkinson Alternative Energy Fund delivered a total return (USD) of -2.39% in 2023 vs its benchmark the MSCI World Index (net return) of 23.79%. For comparison, the MSCI World Alternative Energy Index was down by 25.20%. The underperformance of the Fund resulted almost entirely from multiple compression rather than earnings downgrades, with the Fund trading at a one year forward price/earnings (P/E) discount of 6% to the MSCI World Index at the end of the year. Since repositioning five years ago, the Fund has delivered a return in excess of its investment universe, based on an equal weighted average calculation.

3.   Activity

During the period, we exited out position in Tianneng Power International and initiated positions in Legrand, Orsted and Installed Building Products.

The portfolio was actively rebalanced during the period and, over the year, the weighting to consumption (i.e. the demand side of the energy transition) increased slightly from 44.1% at the end of 2022 to 44.3% at the end of December 2023 while the weighting to renewables (i.e. supply side) grew from 50.3% to 52.3%.

4.   Portfolio Positioning

At 31 December 2023, the Guinness Atkinson Alternative Energy Fund traded on a one year forward (2024) P/E ratio of 16.6x, around 13% lower than the same one year forward metric published in our last annual outlook. Over the year, the fund valuation fell from a one year forward P/E premium to the MSCI World of 35% to a discount of 13% in October (the largest discount since March 2020) before closing the year at a discount of 6%. Over the year, consensus 2024 earnings expectations for the portfolio fell by around 6%, implying that the weak performance of the fund versus the MSCI World Index in 2023 resulted almost entirely from multiple compression (i.e the re-rating of the MSCI World) rather than earnings downgrades.

We believe that the earnings growth outlook for the Fund continues to remain attractive. Updating for recent earnings and guidance announcements, we find that the portfolio consensus earnings per share growth outlook for the Fund remains strong at 19.1% pa forecast between 2023-2026, relative to the MSCI World at 8.4% pa – a premium of over 10% pa. This is broadly in line with the absolute and index relative growth outlook that we published in our last outlook. Looking by sub sector, we find that all sub sectors are forecast by consensus to see EPS growth between 2023 and 2026 that is in excess of the MSCI World.

Based on consensus expectations, the Fund offers more than double the earnings growth of the MSCI World, despite trading at a discounted one year forward P/E ratio. Current valuation multiples appear, therefore, to discount an earnings outcome that is far worse than that implied by current interest rates and inflationary conditions. Looking longer-term, we believe that the portfolio is likely to deliver normalised earnings growth of around 14%pa, well ahead of EPS growth in the MSCI World Index, that will bring the Fund P/E ratio down from the current 16.6x for 2024E to around 10.6x in 2027E.

5.   Outlook

Looking ahead to 2024 and beyond, we expect further acceleration of the transition:

Renewable power generation is expected to grow at around 7-8%, displacing some coal and gas power, which would result in the electricity sector’s CO2 emissions declining. Grid investment will increase to support the growth, growing at twice its historic rate from $300bn in 2022 to over $800bn per annum (pa) in the 2040s.

Building efficiency and electrification will see sharply greater investment, increasing from $340bn in 2022 to $600bn pa from 2026-30 (10% pa growth versus a historic rate of 5%pa) driven by energy security, economics and tightening building standards.

EV sales should exceed 16 million in 2024, representing around 20% of total passenger vehicle sales and coming in one year earlier than our long-held target of 20% EV penetration by 2025. Improved economics (lower lithium-ion battery prices in 2024) as well as better range and quicker charging times are the key drivers of improved EV sales. We expect the EV/ICE economic parity benchmark for EVs versus internal combustion engine vehicles (ICEs) of $100/kWh battery prices to come in 2027.

Solar remains the cheapest form of new electricity supply. We expect record low module prices at the end of 2023 to spur growth in all major geographies, with full-year global installations likely topping 500GW in 2024. China will still represent more than half of all installations with European and US solar demand set to rise to 70GW and 38GW respectively.

Global wind installations will grow in 2024 to a new record of 115GW, driven by policy support in China, Europe and the US. Beyond 2025 many of the current bottlenecks will dissipate, allowing installations to grow to around 170GW, a growth rate of 7% pa. Offshore installations are set to grow to 40GW by 2030, a 20% pa growth rate.

The outlook we summarise here is broadly consistent with current government activity and observable investment plans. To be clear, however, the growth described falls well short of the energy transition activity needed to achieve a net zero / 1.5 degree scenario in 2050, as targeted by the Intergovernmental Panel on Climate Change (IPCC) and reiterated at COP28. In a net zero scenario, the deployment of renewable generation capacity, penetration of EVs and battery storage, use of alternative fuels and implementation of energy efficiency measures will need to accelerate markedly.

At 31 December 2023, the Guinness Atkinson Alternative Energy Fund traded on a one year forward (2024) P/E ratio of 16.6x, around 13% lower than one year ago. Over the year, the fund’s one-year forward P/E fell from a premium to the MSCI World of 35% to a discount of 13% in October (the largest discount since March 2020) before closing the year at a discount of 6%.

The consensus earnings per share growth outlook for the Fund remains strong at 19.1% pa, forecast between 2023-2026, relative to the MSCI World at 8.4% pa – a premium of over 10% pa. Each sub sector within the Fund is also forecast to see growth in excess of the MSCI World Index. Current valuation multiples appear, therefore, to discount an earnings outcome that is far worse than that implied by current interest rates and inflationary conditions.

We expect further positive catalysts in the year ahead. The sector would be a beneficiary of looser monetary policy and lower inflation, while higher fossil fuel prices would further improve the relative economics of renewable technologies. In terms of policy, further clarity around IRA tax credits and actions related to the EU Net Zero Industrial Act will help to bring greater investment into the sector. We expect investor interest in sustainable energy equities to recover in 2024, reflecting these catalysts, and that the current attractive valuation level will act as a further catalyst. Beyond these, the continuing importance of energy security and the increased individual, social and government pressures for consumers to become more energy efficient and for producers to increase their share of sustainable energy generation will support further growth in the sector. We believe that the Guinness Atkinson Alternative Energy portfolio of 30 broadly equally weighted positions, chosen from our universe of around 250 companies, provides concentrated exposure to the theme at attractive valuation levels that are particularly attractive relative to consensus earnings growth expectations.

Will Riley and Jonathan Waghorn

January 2024

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

EV/EBITDA multiple - A ratio used to determine the value of a company.

EPS – Earnings per Share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Alternative Energy Fund

Growth of $10,000 (Unaudited)

Average Annual Total Return
Periods Ended December 31, 2023

One Year	Five Years	Ten Years
-2.39%	17.54%	3.71%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2023

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	31
Portfolio Turnover:	16.4%
% of Stocks in Top 10:	43.3%

Fund Managers:
Will Riley
Jonathan Waghorn

Top 10 Holdings (% of net assets)
Iberdrola SA	4.5%
Vestas Wind Systems A/S	4.5%
Schneider Electric SE	4.5%
Infineon Technologies AG	4.4%
Trane Technologies PLC	4.4%
Eaton Corp PLC	4.3%
Legrand SA	4.3%
ON Semiconductor Corp.	4.3%
Nextera Energy Inc.	4.1%
Hubbell Inc.	4.0%

Geographic Breakdown (% of net assets)
United States	46.3%
France	8.8%
South Korea	7.4%
Denmark	7.0%
China	5.0%
Spain	4.6%
Germany	4.4%
Ireland	3.8%
Sweden	2.9%
United Kingdom	2.9%
Canada	2.8%
Israel	1.1%

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 97.0%	Value
	Electrification: 29.1%
12,075	APTIV PLC*	$1,083,369
14,221	Gentherm Inc.*	744,612
30,314	Infineon Technologies AG	1,265,040
38,340	Johnson Matthey PLC	829,602
2,750	LG Chem Ltd.	1,059,767
14,530	ON Semiconductor Corp.*	1,213,691
2,884	Samsung SDI Co., Ltd.	1,051,270
28,090	Sensata Technologies Holding	1,055,341
		8,302,692
	Energy Efficiency: 15.4%
16,054	Ameresco*	508,430
3,503	Hubbell Inc.	1,152,242
3,486	Installed Building Products Inc.	637,310
118,676	Nibe Industrier AB - B Shares	833,376
5,132	Trane Technologies PLC	1,251,695
		4,383,053
	Renewable Energy Generation: 19.7%
692,000	China Longyuan Power Group Corp. - H Shares	524,639
939,000	China Suntien Green Energy Corp. Ltd. - H Shares	341,520
99,086	Iberdrola SA	1,298,470
19,502	Nextera Energy Inc.	1,184,551
12,748	Ormat Technologies Inc.	966,171
13,134	Orsted AS	728,035
38,741	Sunnova Energy International Inc.*	590,800
		5,634,186
	Renewable Equipment Manufacturing: 32.8%
30,455	Canadian Solar Inc.*	798,835
5,133	Eaton Corp PLC	1,236,129
4,236	Enphase Energy Inc.*	559,745
5,939	First Solar Inc.*	1,023,171
13,915	Itron Inc.*	1,050,722
11,812	Legrand SA	1,227,106
6,361	Schneider Electric SE	1,276,558
3,196	Solaredge Technologies Inc.*	299,146
12,874	TPI Composites Inc.*	53,298
40,354	Vestas Wind Systems A/S	1,280,690
958,200	Xinyi Solar Holdings Ltd.	559,569
		9,364,969

	Total Common Stocks (cost $30,239,485)	27,684,900

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 97.0%	Value
	Total Investments in Securities (cost $30,239,485): 97.0%	$27,684,900

	Other Assets less Liabilities: 3.0%	860,622

	Net Assets: 100.0%	$28,545,522

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1.   Performance

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	5.95%	-10.61%	3.05%	2.96%
Benchmark Index:
MSCI AC Far East Free ex Japan index (net return)	3.00%	-9.57%	2.18%	2.91%

(All performance data given in USD terms)

Gross 2.36% & Net 1.98%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2026.

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In 2023, the Fund outperformed the benchmark by 2.95% with the Fund rising 5.95% versus the benchmark’s 3.00%.

The first half of the year was characterised by high interest rates and persistent inflation, fuelling fears of a looming recession. The US raised interest rates four times in the first seven months, peaking at 5.5%, the highest it has been in 22 years, and where it has remained. This put some US regional banks under pressure but ultimately, a systemic crisis was averted. By November, US inflation had fallen from its June 2022 peak of 9.1% to 3.2% and economic growth had proven to be surprisingly robust. Sentiment rose further as the market increasingly expected the Federal Reserve to pivot to a more dovish outlook with the possibility of a greater number of anticipated rate cuts in 2024 than had been expected.

Asian market returns in 2023 were dragged down by the performances of markets in China, Hong Kong and Thailand. China has faced a number of challenges this year, leading to low investor confidence and making it and Hong Kong some of the weakest markets in 2023. Despite a strong start to the year, led by a post-COVID valuation rerating, persistently weaker-than-expected macro data and global banking scares have led to a weak performance in China this year. Domestic demand has remained below forecasts and domestic policies are being focussed on sectors and industries that the government consider long-term competitive growth drivers, such as technology, specialty materials and healthcare, rather than sectors that absorb high quantities of resources with diminishing returns, notably the property sector.

The result has been akin to a perfect storm, but one we believe China can withstand. Slower external demand has hurt exports; declining property prices have undermined consumer confidence, already weakened by three long years of harsh Covid restrictions; the e-commerce companies are cutting costs and scaling back rather than absorbing large numbers of new graduates; and youth unemployment overall, is well above the national average. However, while investors are focusing on the here and now it is worth remembering that China is far from broken. The country is well capitalised, its banking system is liquid and stable, and the country is still generating net positive trade flows (i.e. a trade surplus). The country dominates in several of the key industries it has focused on (Solar, Wind, EVs, batteries, 5G telephony). To judge by the share of citations in leading academic journals from Chinese researchers (in subjects ranging from AI technology, Advanced communications, Advanced materials and manufacturing, Transportation, Sensing, Energy & Environment) there is the intellectual capital to back it up.

Taiwan and Korea were the strongest markets in the region despite them offering the biggest year on year earnings contraction for 2023. Investors were looking through these numbers, which has been reflected in 2022’s market returns, into 2024. Both markets are seen as being heavily influenced by the global outlook, especially in technology. The headlines have focused on AI, especially since NVIDIA shocked the market by the strength of demand for its chipsets and certainly, some of our stocks have benefitted from this. But there have also been other bright spots. Demand for Personal Computers is returning to growth after two years of contraction post the 2020 COVID spike and demand for flash memory is also staging a cyclical recovery to benefit of Korea’s major producers, and market heavyweights, Samsung Electronics and SK Hynix. The other area of strength has come from China and from consumer electronics customers ranging from smartphones to tablets and TVs.

All five of the Fund’s top five performers came from the Information Technology sector: Elite Material, Broadcom, Applied Materials, Largan Precision and Samsung Electronics. Four of our 5 weakest performers suffered from ongoing negative sentiment related to China’s outlook. These companies are JD.com, Wuxi Lead Intelligent Equipment and China Merchants Bank. The fifth was LG Household & Healthcare.

2.   Portfolio Changes

In 2023 we sold out of LG Household and Healthcare a South Korean company that sells cosmetics, household goods and beverages. The company counts Chinese tourists as a key customer demographic and has been challenged with weaker than expected demand as the post-COVID Chinese economy did not recover as quickly as markets had expected. As a result, margins compressed, and the company released disappointing results.

3.   Portfolio Position

The Fund’s major exposure is to China, accounting for 53% of the Fund. The other main exposures are 15% to Taiwan 9% to Korea and 7% to Australia. We also have 11% invested in US-listed companies that derive over 50% of their revenues from Asia.

The Chinese exposure reflects our views on the long-term structural growth that we see across diverse sectors. Our stocks here continue to be driven by long-term structural growth themes we have identified in China, giving a wider selection names than the typically benchmark-dominating e-commerce and technology companies.

4.   Outlook

2024 will be a busy year from an electoral perspective. In January, we will see Taiwan’s presidential elections, where investors will be interested in the winning candidate’s approach towards China. March brings the Russian presidential elections, where Vladimir Putin is expected to run again, a move that could ensure his continued leadership until 2030. In April, Narendra Modi will be aiming to win a third term in India, now the world’s most populous country and 5th largest economy by GDP. In the same month, South Korea will be holding elections for the National Assembly, their legislative body. This may well be a pivotal moment for President Yoon Suk Yeol as his party, the People Power Party, currently holds the minority in the National Assembly. The European Parliament elections will be held in June and of course, the US presidential election is due in November. Both the UK and South Africa have announced general elections in 2024 but at the time of writing this not, neither government have confirmed dates.

When it comes to China, the deep level of scepticism the market has shown through 2023 is evident. For the first time in 25 years, foreign direct investment into China turned negative with outflows of more than $140 billion of long-term investments in the first nine months of 2023. In the same vein, over 75% of foreign money invested into the Chinese stock markets from January to July had pulled out by the end of November. We believe that for China to become more attractive to investors, earnings estimates need to stabilise. Earnings forecasts for China are still stronger than those for developed markets. However, they have been scaled back, so while companies are still expected to generate good growth, the expected rate has been persistently lowered. Once earnings estimates stabilise, we think both domestic and foreign investors are likely to find China more attractive, which could begin a valuation rerating in addition to earnings growth.

Edmund Harriss

January 2024

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Asia Focus Fund

Growth of $10,000 (Unaudited)

Average Annual Total Return
Periods Ended December 31, 2023

One Year	Five Years	Ten Years
5.95%	3.05%	2.96%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance of the Far East region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2023

GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	31
Portfolio Turnover:	4.0%
% of Stocks in Top 10:	49.5%

Fund Manager:
Edmund Harriss

Top 10 Holdings (% of net assets)
Broadcom Inc.	5.8%
Elite Material Co., Ltd.	5.8%
Samsung Electronics Co., Ltd.	5.6%
Applied Materials Inc.	5.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.0%
China Medical System Holdings Ltd.	4.8%
NetEase Inc. - ADR	4.4%
Autohome Inc. - ADR	4.4%
NARI Technology Co., Ltd. - A Shares	4.3%
Shenzhou International	4.2%

Industry Breakdown (% of net assets)
Electronic Components - Semiconductor	16.7%
Commercial Banks	6.2%
E-Commerce/Services	6.1%
Electronic Component Miscellaneous	5.8%
Semiconductor Components - Integrated Circuits	5.0%
Medical Products	4.8%
Entertainment Software	4.4%
Building Products - Cement/Aggregates	4.3%
Machinery - General Industries	4.3%
Textile - Apparel	4.2%
Photo Equipment & Supplies	4.1%
MRI/Medical Diagnostic Imaging	3.8%
Computer Data Security	3.8%
Travel Services	3.5%
Food - Dairy Products	3.5%
Auto/Truck Parts & Equipment	3.4%
Internet Application Software	2.8%
Batteries/Battery Systems	2.4%
Auto - Cars/Light Trucks	2.1%
Insurance	2.0%
Machinery - Construction & Mining	2.0%
E-Commerce/Products	2.0%
Pharmaceuticals	1.7%
Internet & Direct Marketing Retail	0.1%
Metal Processors & Fabricators	0.0%

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 99.0%	Value
	Australia: 7.4%
28,819	Corporate Travel Management Ltd.	$384,133
19,149	Sonic Healthcare Ltd.	418,615
		802,748
	China: 52.6%
8,900	Alibaba Group Holding Ltd.	86,168
1,700	Alibaba Group Holding Ltd. - ADR	131,767
16,900	Autohome Inc. - ADR	474,214
3,400	Baidu Inc.*	404,906
293,000	China Medical System Holdings Ltd.	519,321
66,500	China Merchants Bank Co., Ltd. - H Shares	231,645
205,000	Geely Automobile Holdings Ltd.	225,517
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	378,014
380	JD.com In. - CL A	5,475
9,000	JD.com Inc. - ADR	260,010
800	Meituan - Class B*	8,391
148,809	NARI Technology Co., Ltd. - A Shares	466,098
5,200	NetEase Inc. - ADR	484,432
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	221,829
114,600	Sany Heavy Industry Co., Ltd. - A Shares	221,448
44,300	Shenzhou International	456,134
417,000	Sino Biopharmaceutical Ltd.	185,310
8,000	Tencent Holdings Ltd.	300,800
108,400	Venustech Group Inc. - A Shares	410,721
71,960	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	258,515
		5,730,715
	Singapore: 4.1%
17,562	DBS Group Holdings Ltd.	444,522

	South Korea: 9.0%
65,683	Hanon Systems	369,792
10,050	Samsung Electronics Co., Ltd.	609,274
		979,066
	Taiwan: 14.9%
51,000	Elite Material Co., Ltd.	634,965
4,800	Largan Precision Co., Ltd.	448,993
2	Shin Zu Shing Co., Ltd.	8
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	541,164
		1,625,130

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 99.0%	Value
	United States: 11.0%
3,508	Applied Materials Inc.	$568,542
570	Broadcom Inc.	636,262
		1,204,804

	Total Common Stocks (cost $8,616,160)	10,786,985

	Total Investments in Securities (cost $8,616,160): 99.0%	10,786,985

	Other Assets less Liabilities: 1.0%	108,147

	Net Assets: 100.0%	$10,895,132

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

ANNUAL REPORT FOR THE PERIOD ENDED

December 31, 2023

1.   PERFORMANCE

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	-14.51%	-15.25%	-1.94%	0.04%
Benchmark Index:
Hang Seng Composite Index	-10.69%	-13.31%	-2.72%	0.79%

The Fund’s total expense ratio is 1.71%. For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

In 2023, the Fund fell 14.51% compared to the Hang Seng Composite Index which fell 10.69%. Therefore, the Fund underperformed by 3.82%.

The year started off strongly for China, with markets continuing their post-reopening rally in January led by a valuation rerating. However, this rally proved to be short-lived as global banking issues and China concerns took centre stage. China’s macro data was generally weaker than expected in 2023 with domestic demand remaining below forecasts. The government is trying to re-direct policy and capital toward sectors and industries which it sees underpinning long term competitive strength, growth and prosperity. Such areas include advanced manufacturing especially in sustainable areas such as energy, cars and transport as well as in areas including technology, specialty materials and healthcare.

This focus has come at the expense of sectors seen as absorbing high quantities of resources, capital and talent but which deliver diminishing returns or are less central to China’s longer-term goals of industry leadership. A decade ago, this was the heavy industry segment of the steel producers and aluminum smelters. Now it is the turn of the property sector. The government has made clear, with its adherence to the tight credit restrictions it has imposed on property developers, and with its unwillingness to bail out the companies or those that invested in or lent to them, that the era of debt fueled growth is over.

The situation in the technology sector is rather more nuanced. The regulators have clamped down on forays into the finance sector (electronic payments systems morphing into deposit taking and lending), on monopolistic behaviour (under the framework of an ‘eco-system’ that sets unfairly one-sided terms for inclusion) and in those areas seen to be potentially socially detrimental including online education (very high fees and doubtful quality) and video games. E-commerce as a commercial activity is not seen as a problem from a regulatory perspective beyond anti-competitive practices that may hurt merchants and consumers. In this case, these issues have emerged in a maturing industry as competition between large players (Alibaba, Tencent, JD.Com, Bytedance, Pindoduo, Meituan) and the regulatory framework is trying to keep up.

The result has been akin to a perfect storm, but one we believe China can withstand. Slower external demand has hurt exports; declining property prices have undermined consumer confidence, already weakened by three long years of harsh Covid restrictions; the e-commerce companies are cutting costs and scaling back rather than absorbing large numbers of new graduates; and youth unemployment overall, is well above the national average. However, while investors are focusing on the here and now it is worth remembering that China is far from broken. The country is well capitalised, its banking system is liquid and stable, and the country is still generating net positive trade flows (i.e. a trade surplus). The country dominates in several of the key industries it has focused on (solar, wind, EVs and batteries). To judge by the share of citations in leading academic journals from Chinese researchers (in subjects ranging from AI technology, advanced communications, advanced materials and manufacturing, transportation, sensing, energy & environment) there is the intellectual capital to back it up. In this context, the revelation that China can produce semiconductors to a 7-nanometre standard, albeit to a limited extent, seems less surprising.

Compared to the MSCI China Index, areas which aided the Fund’s performance year-to-date were:

•	Stock selection in Communication Services, driven by the overweight to NetEase and Baidu which rose 30.6% and 4.1% respectively. An underweight in position Tencent, which fell 6.9% in 2023, also contributed to relative performance. The Fund, as an equally weighted portfolio, holds 3.2% in Tencent compared to an index weight of 14.6%.
•	Stock selection in Information Technology, driven by Venustech (+1.2%).
•	Stock selection in Health Care, driven by China Medical System (+18.4%) and not holding Wuxi Biologics which fell 50.5%.

Areas which detracted from the Fund’s performance year-to-date were:

•	Stock selection in Financials, driven by China Merchants Bank (–34.3%), AIA Group (–20.0%), Hong Exchanges & Clearing (-18.5%) and Ping An Insurance Group (-28.0%). The Fund also suffered from not holding the large SOE banks which were outperformers as they benefited from the rotation into value – we do not hold them because they do not give exposure to the structural growth themes we target.
•	Stock selection in Industrials, driven by Wuxi Lead Intelligent Equipment (–37.2%), Sany Heavy Industry (–14.4%) and Shenzhen Inovance (-11.2%).
•	Underweight to Energy, where the Fund has no exposure, because of the lack of opportunities which give exposure to the structural growth themes we target.

2.   ACTIVITY

In 2023, we sold one position and bought one position.

We sold Shengyi Technology which makes copper clad laminates (CCLs) for printed circuit boards (PCBs). Given weaker global demand for consumer technology, the earnings outlook for the business had deteriorated. On a total return basis, the prospects for TravelSky were more attractive.

We bought TravelSky, which provides services used for flight bookings such as ticket pricing, reservation and inventory systems and airport passenger processing. It also operates a centralised settlement service between airlines and travel agents. Now that China has moved on from its zero-covid policy, we are expecting a large rebound in both outbound and inbound tourism, which is likely to bode well for TravelSky.

3.   OUTLOOK

From an investment perspective, we remind readers that returns can be broken down into three components: changes in valuation multiples, earnings growth and dividends. Below we break down each component to argue why investors should be allocating to China and specifically, the Fund.

(Data from 31/12/08 to 12/31/23, source: Bloomberg, Guinness Atkinson calculations. Calculations assume an equally weighted portfolio)

The chart above shows the historic forward year price/earnings ratio, in aggregate, for the current holdings in the Fund. While we normally show the past 10 years of history, we now show the past 15 years to get a longer look at the historic valuations of our holdings. This must be viewed with one caveat, however – not all of our holdings were listed in 2008, and of those that that were, some did not have analyst coverage. With this in mind, it is clear that the Fund’s holdings, which trade at a forward price/earnings ratio of 11.7x, are trading at close to two standard deviations below their 15-year average. This is despite the fact the Fund has minimal exposure to the areas that investors are most cautious on China - real estate and the banks. Our holdings’ valuations are being dragged down by the “China” discount, despite their strong track record of earnings growth across various economic environments.

(Source: Bloomberg, MSCI, Guinness Atkinson calculations. Data as of 31/12/2023. Earnings in USD. Fund series assumes $1m equally weighted into current holdings. Data for the Fund is a simulation based on actual, aggregate, historic data for the Funds’ current holdings. Index data uses historic holdings as of the end of each year)

In the long-term, we believe it is earnings growth which is likely to deliver returns for shareholders. Over the past decade, our holdings in aggregate have grown earnings by 8% a year. This compares favourably to the MSCI China Index, where earnings have actually contracted by 1% a year over the past decade. Based on consensus analyst estimates, we believe the Fund’s holdings in aggregate could grow earnings by 23% in 2023, 16% in 2024 and 14% in 2025. For context, the MSCI World Index is expected to grow earnings by 1% in 2023, 9% in 2024 and 10% in 2025. Therefore, despite the negative headlines on China, our companies are actually expected to grow earnings at a rate far higher than developed markets. At current valuations, we consider the Fund represents outstanding value to investors for the growth on offer. We argue that in summary, the risk-reward ratio for our high quality, compounding companies, looks very favourable for investors.

We believe that for China to become more attractive to investors, earnings estimates need to stabilise. Earnings forecasts for China are still stronger than those for developed markets, but they have been scaled back, so while companies are still expected to generate good growth, the expected rate has been persistently lowered. Once earnings estimates stabilise, we think both domestic and foreign investors are likely to find China more attractive, which could begin a valuation rerating in addition to earnings growth.

What could stabilise earnings estimates? Given the size of the real estate sector to the economy, its slump is strong enough to offset the growth in China’s future pillar industries, which though are growing quickly, are not yet large enough to power overall economic growth. During this transition period, stimulus from the government is needed. Next year we can see the government cutting interest rates slightly and further lowering the required reserve ratio. But we argue loose monetary policy is a blunt tool. The economy is facing a negative wealth effect from falling property prices and even if credit becomes cheaper, often demand is the problem, not supply.

To address this issue, fiscal stimulus is likelier a better tool but even here there are constraints. Some local governments have high levels of debt and are facing issues servicing debt given their revenue shortfalls. Income from land sales makes up ~50% of local government revenue and since land sales are weak, local government revenues are under significant strain. So the central government will have to take on the brunt of fiscal easing. Here, we see signs the government may agree. In October, the government increased the official fiscal deficit from 3.0% to 3.8% of GDP, allowing it to issue RMB 1 trn in central government bonds, the proceeds of which will be spent on infrastructure in areas with recent natural disasters. With more government spending, which can come in various forms, the stimulus can better offset the weakness from property.

Edmund Harriss

Sharukh Malik

January 2024

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

The MSCI China Index captures large and mid-cap representation covering about 85% of this China equity universe. This index is unmanaged and is not available for investment, and does not incur expenses.

The Caixin PMI measures the performance of the manufacturing sector and is derived from a survey of more private companies.

The NBS PMI measures the performance of the manufacturing sector and is derived from a survey of state companies.

Earnings Growth - The actual or expected increase in profits over two comparable periods of time.

Price/Earnings Ratio – the ratio of a company's share (stock) price to the company's earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Compound annual growth rate (CAGR) refers to the compound annual growth rate between two periods.

China & Hong Kong Fund

Growth of $10,000 (Unaudited)

Average Annual Total Return
Periods Ended December 31, 2023

One Year	Five Years	Ten Years
-14.51%	-1.94%	0.04%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2023

GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	5.2%
% of Stocks in Top 10:	38.6%

Fund Manager:
Edmund Harriss
Sharukh Malik

Top 10 Holdings (% of net assets)
China Medical System Holdings Ltd.	4.7%
NARI Technology Co., Ltd. - A Shares	4.5%
NetEase Inc. - ADR	4.3%
Weichai Power Co., Ltd. - H Shares	4.1%
Tencent Holdings Ltd.	3.7%
Baidu Inc.	3.5%
TravelSky Technology, Ltd.	3.5%
AIA Group Ltd.	3.5%
Venustech Group Inc. - A Shares	3.4%
Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	3.4%

Geographic Breakdown (% of net assets)
China	90.6%
Hong Kong	9.6%

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 100.2%	Value
	Appliances: 6.7%
338,200	Haier Smart Home Co., Ltd. - H Shares	$955,025
127,909	Zhejiang Supor Cookware - A Shares	951,509
		1,906,534
	Application Software: 3.5%
581,000	TravelSky Technology, Ltd.	1,004,482

	Auto/Cars - Light Trucks: 3.3%
861,000	Geely Automobile Holdings Ltd.	947,172

	Auto/Truck Parts & Equipment: 4.1%
698,480	Weichai Power Co., Ltd. - H Shares	1,166,444

	Batteries/Battery System: 2.2%
173,440	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	623,079

	Commercial Banks: 2.6%
213,000	China Merchants Bank Co., Ltd. - H Shares	741,961

	Computer Data Security: 3.4%
259,550	Venustech Group Inc. - A Shares	983,420

	E-Commerce/Services: 6.3%
24,500	Alibaba Group Holding Ltd.	237,203
9,510	Alibaba Group Holding Ltd. - ADR	737,120
1,352	JD.com Inc.	19,479
28,300	JD.com Inc. - ADR	817,587
		1,811,389
	Electronic Components: 2.6%
376,589	Shenzhen H&T Intelligent Control Co., Ltd. - A Shares	755,186

	Energy-Alternate: 5.9%
213,836	Hangzhou First Applied Materials Co., Ltd.	728,291
1,617,987	Xinyi Solar Holdings Ltd.	944,871
		1,673,162
	Finance: 3.2%
27,000	Hong Kong Exchanges & Clearing Ltd.	926,683

	Food-Dairy Products: 6.3%
416,130	Chongqing Fuling Zhacai Group Co., Ltd. - A Shares	834,479
260,900	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	979,382
		1,813,861
	Home Furniture: 3.2%
408,800	Suofeiya Home Collection - A Shares	915,010

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 100.2%	Value
	Insurance: 6.3%
114,000	AIA Group Ltd.	$993,494
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	794,509
		1,788,003
	Internet Application Software: 3.7%
28,400	Tencent Holdings Ltd.	1,067,841

	Internet Content - Entertainment: 4.4%
13,355	NetEase Inc. - ADR	1,244,152

	Machinery-General Industry: 11.3%
413,568	NARI Technology Co., Ltd. - A Shares	1,295,374
501,697	Sany Heavy Industry Co., Ltd. - A Shares	969,459
108,054	Shenzhen Inovance Technology Co., Ltd. - A Shares	957,414
		3,222,247
	Pharmaceuticals: 11.4%
756,000	China Medical System Holdings Ltd.	1,339,955
1,024,400	CSPC Pharmaceutical Group Ltd.	952,442
2,183,500	Sino Biopharmaceutical Ltd.	970,320
		3,262,717
	Real Estate Operations/Development: 2.9%
476,000	China Overseas Land & Investments Ltd.	838,799

	Retail - Apparel/Shoe: 3.4%
94,900	Shenzhou International Group Holdings Ltd.	977,135

	Web Portals: 3.5%
8,510	Baidu Inc.*	1,013,456

	Total Common Stocks (cost $34,166,244)	28,682,733

	Total Investments in Securities (cost $34,166,244): 100.2%	28,682,733

	Liabilities less Other Assets: -0.2%	(66,186)

	Net Assets: 100.0%	$28,616,547

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1.   Performance

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
Fund	2.60%	26.24%	7.88%	-1.34%
Benchmark Index:
MSCI World Energy Index (Net Return)	2.54%	28.06%	9.89%	2.03%

Gross 1.91% & Net 1.46%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 1.45% through June 30, 2026.

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Given the weaker oil and gas price environment versus the previous year, plus strength in other equity sectors, 2023 resulted in underperformance for energy equities. A quick tour of some of the main energy sub-sectors paints a picture for the overall performance of energy equities in 2023:

•	Oil & gas integrateds were mixed, with the European majors (Total, Shell and BP) outperforming their US counterparts (Exxon and Chevron), but European mid-caps mainly underperforming. This can be attributed to the US majors giving up some of their exceptional 2022 performance, some valuation catch up from the European majors, plus the market reacting positively to BP and Shell’s announcements that they would slow the winddown of their oil and gas production to 2030. The European mid-caps were generally more exposed to falling gas prices.

•	Exploration and production also saw mixed results. North American oily exploration and production (E&P) companies were generally weaker, selling off in sympathy with lower oil prices, though some companies bucked this trend thanks to becoming acquisition targets. Canadian oil sands performed better, enjoying a modest tightening of the oil price differentials between local pricing and WTI pricing. International E&Ps were also mainly weaker, held back by their high operational leverage to international oil and gas prices.

•	Oil refiners in the US and China were outperformers, but underperformers elsewhere internationally. US refiners enjoyed elevated refining margins, driven by a structural shortage of refining capacity and sustained tightness in distillate inventories. Chinese refiners benefited from the fall in oil prices, which widened profit margins given that refined product prices are capped.

•	Midstream was an outperformer over the year. With revenues generally linked to pipeline capacity and throughout rather than commodity prices, most midstream companies performed better than producing companies, though underperformed the broader equity market. Pipeline companies exposed to gas generally performed better than those exposed to oil.

•	Energy services were mixed. Generally, service providers exposed to onshore US shale oil and gas markets (e.g. onshore drillers; pressure pumpers) underperformed, with activity contracting due to a falling drilling rig count. International services performed better, especially offshore oil and liquified natural gas (LNG) oriented companies, which enjoyed stronger activity levels.

Generally, companies in the fund that underperformed over the year were those with greatest operational leverage to declining oil and gas prices. Two of our US shale oil-biased E&P companies (Devon Energy Corp -22%; EOG Resources -2%) were amongst the weaker performers for this reason. Devon also saw weaker operational performance. Amongst our US E&P holdings, Pioneer Natural Resources (+5%) bucked the trend, thanks to its proposed acquisition by Exxon.

European mid caps were mixed, with OMV (-4%) and Equinor (flat) having the highest leverage to falling international gas prices. By contrast, ENI (+27%) and Galp (+15%) were outperformers.

We saw relative strength from our Canadian holdings, in particular Imperial Oil (+21%) and Canadian Natural Resources (+23%). Canadian oil benchmarks (Western Canadian Select) started 2023 at an unusually wide discount to US benchmarks (WTI), with the gap closing somewhat over the year as demand for heavier Canadian crude improved.

Larger European integrateds (BP +8%; Shell +21%) also outperformed, with the market warming to both companies announcing greater focus on oil and gas production when compared to long-term plans previously announced. The European majors also enjoyed 10-15% dividend increases, whilst maintaining very high dividend cover.

China was also a stronger area, with Petrochina shares up 57% over the period. Petrochina benefitted from both the fall in oil prices, which boosted the company’s refining profits, and the fall in natural gas prices, which improved midstream earnings (Petrochina had been importing Russian gas at a loss).

2.   PORTFOLIO POSITION

The sector and geographic weightings of the portfolio at 31 December 2023 were as follows:

Sector breakdown	Dec. 31, 2022	Dec. 31, 2023
Integrated	55.2	54.5
Exploration and production	23.6	23.5
Drilling	0.0	0.0
Equipment and services	8.8	10.0
Refining and marketing	5.9	6.0
Storage & Transportation	4.9	4.9
Solar	0.6	0.2
Cash	0.9	0.9
Total	100	100

Geographic breakdown	Dec. 31, 2022	Dec. 31, 2023
US	48.1	45.1
Canada	15.3	16.6
UK	10.5	11.6
Europe	22.7	22.5
Hong Kong	2.5	3.3
Russia	0	0
Other	0	0
Cash	0.9	0.9
Total	100	100

3.   MARKET BACKGROUND

The year of 2023 saw strong global oil demand growth, particularly from areas of the market still recovering from COVID (China; aviation). Demand growth was matched by a robust supply response, with Russia continuing to divert its oil to the east, and Iran raising production to a four-year high. Oil prices were fairly quiet, trading mainly around $75-85/bl, a level which coincides with the long-term incentive price and the ‘floor’ which Saudi are seeking. Natural gas prices have somewhat normalized after the extraordinary highs of 2022, helped by warmer weather and price-induced switching to other fuels. Oil and gas equities underperformed the broader market in 2023, despite rising dividends.

The Brent oil price started the year at $80/bl and, with a slight loosening in inventories in January and February, fell towards $70/bl. The announcement in early April of an OPEC+ quota cut resulted in a brief rebound, but for much of the early summer, Brent continued to trade in the $70s. On the one hand, the demand story looked robust through this period, with the International Energy Agency (IEA) posting several upgrades to its global demand forecast for 2023. Set against this, stronger-than-expected production from Russia, Iran and the US kept a lid on price. Further production cuts from Saudi and Russia in late summer pushed the price above $90/bl, a level that supported through October by the threat of great supply disruption stemming from the Israel/Hamas conflict. Towards the end of the year, however, the Brent oil price settled back in the $70s, as the market in the short term looked well supplied.

Brent oil price: spot vs five year forward ($/bl)

Source: Bloomberg; Guinness Atkinson Asset Management. Data to 31.12.2023

Global oil demand in 2023 was forecasted last January by the IEA to be up 1.7m b/day versus 2022, putting demand around 1m b/day ahead of its previous peak in 2019. Today, the forecast for 2023 demand growth has been upgraded to 2.2m b/day, a function of normalizing economic activity in China after COVID, underestimated strength in Russian and African consumption, and a continued recovery from the aviation sector globally. Against these factors, European demand was downgraded by 0.3m b/day, as slow economic growth and greater energy efficiency filtered through.

Despite the upgrades to demand, OPEC+ opted in April to reduce its production quotas by 1.2m b/day, effective for the rest of the year. The group’s actions were supplemented by a further unliteral cut announced by Saudi in early June of 1m b/day, then additional cuts announced by various OPEC+ members at the end of November. OPEC+’s actions appeared to be defending a Brent oil price of $80/bl+, though Saudi tend not be explicit in their messaging.

How to explain the apparent disconnect, then, between rising demand forecasts and deeper OPEC+ cuts? The answer appears to lie with stronger production from certain OPEC+ members operating under sanctions, plus some non-OPEC suppliers. At the start of the year, Russian oil supply was expected to fall by 0.8m b/day in 2023 as G7 sanctions in relation to the invasion of Ukraine started to bite. The reality has been quite different, with most Russian oil being diverted to Eastern consumers, albeit under a price cap. Production from Iran has also been strong, reported for November to be running at around 3.3m b/day, up from 2.6m b/day in January.

As expected, there has also been reasonable growth in supply from US shale oil, which looks to be up by around 0.7m b/day since the start of the year. Production in the US was assisted by small improvements in drilling productivity. We have also seen continued reliance on wells that were previously drilled but left uncompleted (DUCs), which have formed a meaningful proportion of completed wells this year.

Elsewhere in the non-OPEC world, there has been growth from Brazil (0.3m b/day), as six offshore production vessels in the Santos Basin that started production in 2022 ramped up towards full capacity. Production from Guyana (+0.1m b/day) also moved higher. Together, the US, Brazil and Guyana are thought to account for over 85% of non-OPEC growth in 2023.

For natural gas, the year started with prices outside the US near record highs, driven by the limiting of flows of Russian gas into Europe after the Russian invasion of Ukraine. Europe had spent several months having to outbid other parts of the world for marginal LNG cargoes to ensure that gas in storage was sufficient through the winter. The last twelve months have seen a reversal, with European and Asian prices dropping to the $10-15/mcf range, still c.50-100% above pricing before COVID, but welcome relief when compared to peak prices at $40-50/mcf+. The turnaround can be explained by an unseasonably warm 2022/23 winter, particularly in Europe, which dampened heating demand for gas, and a concerted effort to swap gas for cheaper substitutes, such as gasoil. A normalizing of the supply/demand balance for gas in international markets helped to lower US natural gas prices, which dropped from $4.50/mcf in January to $2.51/mcf by the end of December.

Global natural gas prices (US$/mcf)

Source: Bloomberg; Guinness Atkinson Asset Management

4.   OUTLOOK

After several years of COVID-related disruption, 2024 brings more normalized conditions to oil markets. Global oil demand growth of around 1m b/day will be met by a combination of US shale, Guyana, Brazil and Canada, meaning that OPEC production is unlikely to grow meaningfully. We believe the oil price desired by OPEC is at around $80/bl, though they will accept a higher outcome if it does not destabilise the global economy. By contrast, we see energy equities currently reflecting a long-term oil price of around $65/bl, implying good valuation upside.

The path for oil demand will be less affected COVID than last year, as COVID-related distortions fade. The IEA estimate demand growth of 1.1m b/day (to 102.8m b/day) with the non-OECD up by 1.3m b/day and the OECD down by 0.2m b/day. China is expected to deliver the largest oil demand growth of 0.8m b/day, with India in distant second. Even with electric vehicles approaching 20% sales penetration this year, we continue to see global oil demand growing until around 2030, reaching a peak of somewhere between 105-110m b/day.

OPEC continues to signal a high degree of flexibility in 2024 to adjust their production, thereby attempting to put a ‘soft’ floor under oil prices should the supply/demand balance falter. We believe the oil price desired by OPEC is at around $80/bl, though they will accept a higher outcome if it does not destabilise the global economy.

We expect slower growth from US shale production, with average production by around 0.4m b/day versus 2023. Improving capital efficiency continues to be promoted over growth by shale oil producers. Non-OPEC (ex US shale) supply will move moderately higher in 2024, led by Brazil, Guyana and Canada.

For natural gas, an international price range of $10-14/mcf should be sufficient to incentivise new US and Qatari LNG supply sources to come online from 2025. It would also allow Europe to displace permanently almost all its Russian gas imports. An international gas price in the $10-14/mcf is well down on the highs seen in 2022, but would leave the market at around a 50% higher price point than that seen in the few years prior to COVID and the Russian invasion of Ukraine.

Despite the strength of the energy sector in 2022, energy equity valuations remain attractive. The MSCI World Energy Index now trades on a price to book ratio of 1.7x, versus the S&P500 at 4.5x. The relative P/B of energy vs the S&P500 remains more than two standard deviations below the long-term relationship.

Most oil and gas companies continue to promote capital discipline over organic growth, manifested in lower levels of debt and a return of free cash to shareholders. Assuming a $80/bl Brent oil price, we forecast an average free cashflow yield for our portfolio in 2024 of around 11%.

Energy equities offer good upside if our oil price, profitability and free cashflow scenarios play out. We believe energy equities currently discount an oil price of around $65/bl. Adopting $80/bl Brent as a long-term oil price (consistent with the bottom end of OPEC’s desired range), we see 30-35% upside across the energy complex.

Will Riley & Jonathan Waghorn	January 2024

Fund Investment Team

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and do not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company’s trailing months’ earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Global Energy Fund

Growth of $10,000 (Unaudited)

Average Annual Total Return
Periods Ended December 31, 2023

One Year	Five Years	Ten Years
2.60%	7.88%	-1.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2023

GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	10.5%
% of Stocks in Top 10:	46.2%

Fund Managers:
Tim Guinness
Will Riley
Jonathan Waghorn

Top 10 Holdings (% of net assets)
Shell PLC	5.6%
TotalEnergies SE	5.6%
Exxon Mobil Corp.	5.2%
BP PLC	4.8%
ConocoPhillips	4.7%
Valero Energy, Corp	4.6%
Chevron Corp.	4.4%
Canadian Natural Resources Ltd.	3.8%
Diamondback Energy Inc.	3.8%
Pioneer Natural Resources Company	3.7%

Geographic Breakdown (% of net assets)
United States	45.3%
Canada	16.6%
United Kingdom	5.7%
Netherlands	5.6%
France	5.6%
Spain	3.6%
Italy	3.6%
Norway	3.5%
Portugal	3.5%
China	3.3%
Austria	2.8%
Singapore	0.0%

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 99.1%	Value
	Energy - Alternate Sources: 0.2%
662	Maxeon Solar Technologies Ltd.*	$4,747
4,406	SunPower Corp.*	21,281
		26,028
	Oil & Gas - Exploration & Production: 23.5%
7,035	Canadian Natural Resources Ltd.	460,842
4,937	ConocoPhillips	573,038
96,847	Deltic Energy PLC*	29,011
7,577	Devon Energy Corp.	343,238
2,926	Diamondback Energy Inc.	453,764
2,130	Diversified Energy Co PLC	30,274
227,172	EnQuest PLC*	43,668
3,511	EOG Resources Inc.	424,655
130,828	Pharos Energy PLC	35,521
1,977	Pioneer Natural Resources Company	444,588
5,221,570	Reabold Resources PLC*	7,155
		2,845,754
	Oil & Gas - Field Services: 10.0%
7,341	Baker Hughes Company	250,915
11,461	Halliburton Company	414,315
11,763	Helix Energy Solutions Group, Inc.*	120,924
8,074	Schlumberger Ltd.	420,171
		1,206,325
	Oil & Gas - Integrated: 54.4%
96,862	BP PLC	575,555
22,608	Cenovus Energy Inc.	376,686
3,582	Chevron Corp.	534,291
25,554	Eni SpA	432,992
13,342	Equinor ASA	423,036
6,276	Exxon Mobil Corp.	627,475
28,526	Galp Energia Sgps Sa	420,113
7,444	Imperial Oil Ltd.	423,991
7,646	OMV AG	335,706
338,000	PetroChina Co., Ltd. - H Shares	223,357
29,164	Repsol SA	433,050
20,615	Shell PLC	678,217
13,366	Suncor Energy, Inc.	428,152
9,881	Total Energies SE	671,971
		6,584,592
	Oil & Gas - Pipelines and Transportation: 5.0%
8,915	Enbridge Inc.	321,118
15,417	Kinder Morgan Inc.	271,956
		593,074

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 99.1%	Value
	Oil Refining & Marketing: 6.0%
340,000	China Petroleum & Chemical	$178,088
4,254	Valero Energy, Corp.	553,020
		731,108

	Total Common Stocks (cost $13,505,229)	11,986,881

	Total Investments in Securities (cost $13,505,229): 99.1%	11,986,881

	Other Assets less Liabilities: 0.9%	110,237

	Net Assets: 100.0%	$12,097,118

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

ANNUAL REPORT FOR THE PERIOD ENDED

December 31, 2023

AVERAGE ANNUALIZED TOTAL RETURNS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND
Investor Class	39.34%	5.99%	17.31%	11.52%
Institutional Class*	39.70%	6.26%	17.60%	11.75%
BENCHMARK INDICES:
MSCI WORLD INDEX (Net Return)	23.79%	7.28%	12.81%	8.63%
NASDAQ COMPOSITE INDEX	44.79%	6.05%	18.76%	14.85%

Fund performance (Total Return in USD). Bloomberg and Guinness Atkinson Asset Management

*Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

Investor Class Gross 1.27% & Net 1.24%; Institutional Class Gross 1.10% & Net 0.99%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses for Investor Class and for Institutional Class shares to 1.24% and 0.99% through June 30, 2026.

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over the year of 2023, the investor class shares of the Guinness Atkinson Global Innovators Fund produced a total return of 39.34% (in USD) vs the MSCI World Index net total return of 23.79% (in USD). The fund therefore outperformed the benchmark by 15.55%.

Performance

2023 can be split into a number of distinct performance periods, each with different drivers and leaders from both a style and sector perspective.

Source: MSCI, Guinness Atkinson Asset Management, Bloomberg, as of 31st December 2023

(1) – Recovery Rally

Many of the key market concerns from 2022 abated (inflation, China’s Covid policy, recessionary risks and an energy crisis) during the period, with renewed hope of a soft-landing. As risk-on sentiment returned, the more cyclically orientated sectors that underperformed in 2022, outperformed. Paired with a market view of an earlier pivot towards looser monetary policy, this drove the outperformance of ‘growth’ during the period. This rotation towards growth and cyclicals was a positive for Fund performance, relative to the benchmark.

(2) – Market Reversal And Banking Crises

The market reversed course in early February. Employment and inflation data came in surprisingly ‘hot’ in the US and Europe, and Federal Reserve (Fed) Chair Jay Powell followed with hawkish rhetoric over the future path of interest rates. The collapse of Silicon Valley Bank in early March initially spurred a sharp sell-off, as fears of financial contagion grew. A strong policy response from regulators restored a level of calm back into equity markets, which rebounded over the subsequent weeks. The crises led to a tightening of credit conditions, typically a headwind for economic growth, driving a rotation towards higher quality companies with strong balance sheets and margins. However, tighter credit conditions were also expected to play a part in reducing inflation, supporting growth stocks as expectations of an earlier ‘pivot’ surfaced once again. Despite the outperformance of growth over the period, the Fund only performed in-line with the MSCI World, with weakness in the Fund’s largest overweight industry (semiconductors) in the latter half of the period a key detractor to performance, as well as off-benchmark name Anta Sports also falling significantly.

(3) AI Driven Growth Rally

Despite rising interest rate expectations, growth outperformed as a narrow selection stocks exposed to Artificial Intelligence (the Magnificent Seven), led the index higher. Renewed enthusiasm over AI was driven by the launch of Chat GPT earlier in the year, which had captured the imagination of consumers, media and businesses alike, and catalysed management teams to investigate the best way to incorporate the technology into their revenue streams, business models and operations. Investment into Artificial Intelligence was not just evident in company earnings calls, but in company fundamentals too. Nvidia added $184bn to their market cap on the day following their Q1 earnings, as the firm guided for revenues over 50% higher than the $7bn estimated by analysts. Soaring demand for chips required for generative AI purposes was clearly much greater than the market expected, creating a tailwind for AI-exposed stocks in particular. Whilst the market rally broadened to other areas of the market in the first month of Q3, momentum in equity markets continued on the improved prospects of a ‘soft landing’. Exposure to six of the ‘Magnificent Seven, alongside significant overweight positions to industries, which were likely to benefit most from renewed Artificial Intelligence enthusiasm such as Semiconductors and Software, drove strong relative Fund performance. Having higher exposure to ‘cyclically’ orientated sectors benefitted the fund, whilst having limited exposure to ‘defensives’ such as staples, utilities and energy was also a tailwind.

(4) – Higher For Longer Rate Expectations

The strong equity performance seen in the prior periods faltered over the latter two months of Q3, with consecutive months of equity declines (in USD terms). Over the period, the 10 year US treasury yield rose to 5.0%, levels not seen since 2007. The core driver was expectations of higher-for-longer interest rates. This was supported by the Federal Reserve’s September dot plot, which indicated just two rate cuts in 2024 from the four rate cuts estimated in the committee’s June meeting. The increase in yields not only enticed investors away from equities, but created a headwind for ‘high-duration’ growth stocks in particular – both the high dividend yield sectors such as Utilities, and companies with valuation linked to higher future growth in the Information Technology sector. With rising yields placing pressure on growth stocks in particular, the Fund slightly underperformed over the period. Defensives also outperformed, as markets began to price in higher for longer rates and an increasing view that the fed would need to implement rates hikes and bring the economy into recession – also a headwind to relative Fund performance over the period.

(5) – Interest Rate Cut Hopes

Equity markets rapidly rebounded in November, as equities posted their strongest monthly returns in 3 years (in USD terms). This momentum continued into December, as the improving prospect of a ‘goldilocks’ scenario of falling inflation and a growing economy lifted both valuations and earnings expectations higher. The Federal Reserve held rates flat for a second and then a third consecutive meeting and minutes reflected dual concerns about higher-than expected inflation, and for the first time, the impact interest rates may have on economic growth. Markets focused on the latter, giving fuel to hopes of earlier-than-expected interest rate cuts. At the end of the year, markets were pricing in c. six rate cuts by the end of 2024, compared to the c. three priced in at the beginning of November. The resulting bond rally and the broad downward shift in treasury yields across US maturities served to lift equity valuations higher. Third quarter earnings season saw an acceleration in earnings growth for the S&P 500 for the first time in 2 years (and a return to positive growth of 4.1% for the first time in a year), surprising to the upside by +7.8% - the largest surprise in 2 years. A strong earnings season and improved macro-outlook drove broad earnings upgrades across sectors, with a risk-on appetite driving the outperformance of cyclically orientated stocks. As interest rate expectations reversed and the prospect of a ‘goldilocks’ scenario increased, all equities were driven higher, with cyclicals and growth leading the way, a benefit for the Fund. Positive earnings revisions, particularly within the tech sector/ semiconductor industry, served as a tailwind for relative Fund outperformance.

Over 2023, fund performance relative to the MSCI World Net TR Index can be attributed to a number of factors:

▪	The Fund held six of the ‘Magnificent Seven’ stocks that contributed to the majority of positive developed market equity performance during the year. The fund held Apple, Alphabet, Amazon, Meta, Microsoft and Nvidia but did not own Tesla. Collectively the fund had a higher weight in these names than the benchmark providing a significant contribution to relative performance.

▪	Falling interest rate expectations, Artificial Intelligence enthusiasm and a more resilient economy than expected drove a strong rotation towards ‘growth’ and ‘cyclicals’ during the year, all benefitting Fund performance over 2023. The Fund philosophy aims to identify ‘growth’ stocks that are subject to long-term secular trends and hence lower variability of revenue growth, yet these ‘growth’ stocks are often identified in perceivably more ‘cyclical’ sectors. Hence, these rotations impacted performance positively from an attribution perspective.

▪	From an allocation perspective, the Fund’s two largest overweight positions were to two of the three sectors that outperformed the MSCI World over 2023 – Information Technology and Communication Services. These positions were the biggest contributors to Fund performance over the year. However, having no exposure to the bottom three performing sectors, Consumer Staples, Energy and Utilities, as well as underperforming sectors Materials and Real Estate, also offered a material benefit to performance.

▪	Strong stock selection within the Fund provided a tailwind to relative Fund performance. Of the 29 stocks that were held throughout the duration of the year, 21 outperformed the MSCI World benchmark. From a sector perspective, stock selection was particularly strong within Communication Services (Meta +194.1% USD, Alphabet +58.3% USD) Information Technology (Nvidia +239.0%, Salesforce +98.5%) and Industrials (ABB +50.2% USD and Schneider +46.6% USD). Our Semiconductor equipment manufacturers were also significant contributors to relative performance last year, (Lam Research +88.6% USD, Applied Materials +68.0% USD and KLA 56.0% USD).

▪	Stock selection within the Consumer Apparel industry was the greatest detractor to relative Fund performance. Our only Chinese holding and off-benchmark holding, sportswear retailer Anta Sports (-24.8% USD), was the Fund’s weakest performer over the year - in part due to regional headwinds. Nike (-6.0% USD) also struggled over the year, in part due to weakness in the Chinese end-market, a key exposure for the stock.

Activity

As part of our one-in-one-out process, we sold one position and initiated one new position over the course of 2023, leaving the portfolio with 30 positions at the end of the year. This switch occurred during Q3.

Buy - Novo Nordisk - Novo Nordisk is an innovative industry leader characterised by high Research & Development to sales expense and world class product innovation, driving sector beating cash returns. The firm have shown strong momentum in recent quarters, with weight loss drug Wegovy exhibiting positive early results and looks set to be a meaningful growth driver for the business going forward. Additionally, they are showing a broadening out of strength from the rest of the portfolio, particularly in Cardio Vascular which has a much wider addressable market. The firm’s has a very strong mix of both quality and growth characteristics, paired with a number of long term secular drivers – characteristics we look for within the Fund strategy.

Sell - Bristol Myers Squibb - Our sell decision was based on a view of a weakened outlook. In Q2 2023, management downgraded guidance for FY2023, previously seeing 2% topline growth and now seeing low single digit declines, primarily due to generic competition from biosimilars which hurt demand for its myeloma therapy, Revlimid. There are additional headwinds on the horizon, with BMS patents expiring on drugs such as Opdivo, a cancer drug, and Eliquis, a blood thinner. We therefore felt that Novo Nordisk presented a better opportunity, offering superior growth and quality characteristics that we seek.

Outlook

The Guinness Global Innovators fund seeks to invest in high-quality, innovative growth companies trading at reasonable valuations. By doing so, we seek to invest in companies that are experiencing faster profit growth, larger margins and with less susceptibility to cyclical pressures.

During the year, the Fund benefitted from a number of tailwinds, including a rotation back towards ‘growth’ over ‘value’, greater ‘risk-on’ sentiment driving the outperformance of ‘cyclicals’ vs ‘defensives’, alongside developments in Artificial Intelligence – one of the nine key innovation themes in which the Fund has significant exposure to. Whilst we would expect the Fund to outperform in such an environment, we are pleased with the magnitude of outperformance over the year, with returns not just ahead of the MSCI World Index, but the MSCI World Growth index too. What is particularly pleasing, however, is the Fund’s longer term performance. Our focus on quality growth-at-a-reasonable-price has helped the Fund in more difficult market environments, not only benefitting from businesses who are able to withstand more difficult demand periods with strong balance sheets and higher margins, but also avoiding the volatile non-profitable tech businesses that have swung between large rises and falls, and often underperforming over longer time frames.

In addition, the Fund has good exposure to the long term secular trend that it Artificial Intelligence, investing in a number of the leading enablers and integrators within the space, and this has been the key driver of performance over 2023. However, the Fund is diversified across a number of other long term secular themes, that we believe should benefit from continued growth prospects with less sensitivity to the broader economic cycle. In our view, a diversified approach helps protect the Fund against the boom/bust cycles that a single theme (such as AI) may experience, reducing volatility of returns whilst also capturing the long term growth trends that these companies are exposed to. Whilst we identify companies with exposure to a number of themes that are driving growth, disrupting incumbent business models or technology, or significantly improving current products or services, our focus is on high quality businesses with strong fundamental characteristics, rather than those at the more speculative end of the spectrum.

The table below illustrates how the portfolio at year-end reflects the four key tenets of our approach: growth, quality, value, and conviction. The Fund has superior growth characteristics to the broader market, with both a higher trailing revenue growth rate, alongside higher estimated growth over 2024 (vs 2023). Fund holdings, on average, offer higher quality attributes than the broader index, with a significantly greater Return on Capital and more robust balance sheets. The fund currently trades at a 28.2% premium to the benchmark on a 1 year forward P/E basis which we believe is a small price to pay for this attractive set of characteristics.

Portfolio metrics versus MSCI World Index

		Fund	MSCI World Index
Growth	Trailing 5-year sales growth (annualised)	14.2%	3.8%
	Estimated earnings growth (2024 vs 2023)	17.4%	9.4%
Quality	Return-on-Capital	24.3%	5.8%
	Weighted average net debt / equity	14.8%	76.2%
Valuation	PE (2024e)	22.8x	17.6x
	PE (2024e) vs MSCI World Growth*	22.8x	24.8x*
Conviction	Number of stocks	30	1480
	Active share	80%	-

Source: Guinness Atkinson Asset Management, Bloomberg, as of 31st December 2023

Over the course of 2023, many of the key concerns held by the market at the start of the year had largely abated, and the outlook is certainly more positive than it may have looked a year ago. Economic growth in the US has proven far stronger than expected, propped up by resilient consumer spending and strong jobs numbers, and recessionary risks appear to have faded significantly. At the same time, inflation has continued to trend towards targeted levels, more than halving at the headline level over 2023 in the US (3.1% for November 2023), and the Fed’s preferred measure, Core Personal Consumption Expenditure (PCE), dropping to 3.2% in November (year-on-year seasonally adjusted figure) vs 4.9% at the beginning of the year. It appears that the Federal Reserve has greatly improved the chances of achieving a ‘goldilocks’ scenario - both taming inflation and avoiding a recession, and ultimately bringing the economy into a soft-landing, with positive (albeit low) economic growth now appearing to be the most likely outcome. Having held rates constant for three consecutive meetings and inflation continuing to return to target levels, interest rate cuts appear very likely during 2024, which should act as a tailwind for equities.

Whilst there is much to be positive about with respect to the outlook, we do not expect these positive trends to translate into a strong cyclical upswing in growth but a moderate demand environment, and we are certainly aware of a number of risks: the market had already priced in six interest rate cuts at the beginning of the year over the course of 2024, with the downside risk to equities being any number of rate-cuts less than this; equity market valuations remain ahead of long-run averages, and a correction may yet occur; even if inflation continues to fall and rates are cut as expected (neither of these are a given), if this is driven by substantially lower economic growth (i.e. a recession is not yet avoided), this has the potential to weigh on equity performance. Whilst these situations would not necessarily be our ‘base case’ scenario, we are certainly cognisant of the risk they may pose.

We believe there is a good argument for high quality stocks with exposure to long term secular growth themes in this current market environment, as these companies should continue to be able to grow even in a lower growth environment, whilst being protected by better fundamental characteristics in terms of margins and balance sheets but also performing well during cyclical upswings. We are confident that the Fund’s focus on high quality growth stocks, underpinned by structural changes stands us in good stead going forward. Our bottom up approach helps to identify these quality growth companies, whilst also maintaining a valuation discipline. In addition, our equally weighted positions limit over-reliance on any single company. We continue to focus on these key tenets in the Fund and remain confident of this process over the long term.

Ian Mortimer & Matthew Page	January 2024

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the ‘prism’ of innovation to highlight those we think might be winners in the future - and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

Core PCE stands for ‘Core Personal Consumption Expenditures’, a measure of inflation in the United States. It is a variant of the Personal Consumption Expenditures (PCE) price index, which is a more comprehensive measure of the prices paid by consumers for goods and services. The "core" PCE excludes the volatile food and energy components from the calculation, aiming to provide a more stable and underlying measure of inflation trends.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Global Innovators Fund

Growth of $10,000 (Unaudited)

Average Annual Total Return
Periods Ended December 31, 2023

	One Year	Five Years	Ten Years
Investor Class	39.34%	17.31%	11.52%
Institutional Class [1]	39.70%	17.60%	11.75%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The performance graph above is shown for the Fund's Investor Class shares; Institutional Class shares performance may vary.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

[1]	Performance information for the Institutional Class, prior to commencement of operations on December 31, 2015, is based on the performance of Investor Class, and adjusted for the lower expenses applicable to Institutional Class.

FUND HIGHLIGHTS at December 31, 2023

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	8.8%
% of Stocks in Top 10:	39.4%

Fund Managers:
Dr. Ian Mortimer
Matthew Page

Top 10 Holdings (% of net assets)
NVIDIA Corp.	4.3%
Lam Research Corp.	4.0%
KLA-Tencor Corp.	4.0%
Microsoft Corp.	4.0%
ABB Ltd.	4.0%
Amphenol Corporation	4.0%
Intuit Inc .	3.9%
Salesforce Inc.	3.8%
Applied Materials Inc.	3.7%
Mastercard Inc.	3.7%

Geographic Breakdown (% of net assets)
United States	76.7%
Switzerland	4.0%
France	3.6%
Germany	3.0%
Denmark	3.0%
Taiwan	2.8%
China	2.6%
Ireland	1.9%

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 97.6%	Value
	Application Software: 14.0%
11,592	Intuit Inc.	$7,245,348
19,542	Microsoft Corp.	7,348,574
26,432	Salesforce Inc.*	6,955,316
58,270	Zoom Video Communications*	4,190,196
		25,739,434

	Athletic Footwear: 2.3%
38,134	NIKE Inc.	4,140,208

	Cable/Satellite TV: 2.4%
101,035	Comcast Corp. - Class A	4,430,385

	Commercial Services: 2.4%
71,845	PayPal Holdings, Inc.*	4,412,001

	Computers: 3.1%
29,832	Apple Inc.	5,743,555

	Diversified Manufacturing Operations: 6.0%
25,334	Danaher Corp.	5,860,768
9,612	Thermo Fisher Scientific Inc.	5,101,953
		10,962,721

	E-Commerce: 2.8%
33,472	Amazon.com Inc.*	5,085,736

	Electronic Components - Semiconductor: 11.3%
73,332	Amphenol Corporation	7,269,401
133,048	Infineon Technologies AG	5,552,253
16,001	NVIDIA Corp.	7,924,015
		20,745,669

	Enterprise Software/Services: 3.1%
9,587	Adobe Inc.*	5,719,604

	Finance - Other Services: 10.4%
47,490	Intercontinental Exchange, Inc.	6,099,141
15,772	Mastercard Inc .	6,726,916
24,518	Visa Inc.	6,383,261
		19,209,318

	Internet Content: 3.5%
18,234	Meta Platforms Inc. - Class A*	6,454,107

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 97.6%	Value
	Machinery - Electric Utility: 4.0%
164,851	ABB Ltd.	$7,310,596

	Machinery: 3.6%
12,239	Roper Industries, Inc.	6,672,336

	Metal Instrument: 1.9%
42,394	Medtronic PLC	3,492,418

	Pharmaceutical: 3.0%
52,698	Novo Nordisk A/S	5,448,126

	Power Conversion/Supply Equipment: 3.6%
32,957	Schneider Electric SE	6,613,979

	Retail - Apparel: 2.6%
503,200	ANTA Sports Products Ltd.	4,881,527

	Semiconductor: 14.5%
41,677	Applied Materials Inc.	6,754,591
12,703	KLA-Tencor Corp.	7,384,254
9,452	Lam Research Corp.	7,403,373
49,555	Taiwan Semiconductor - ADR	5,153,720
		26,695,938

	Web Portals: 3.1%
40,841	Alphabet Inc. - A Shares*	5,705,079

	Total Common Stocks (cost $92,412,648)	179,462,737

	Total Investments in Securities (cost $92,412,648): 97.6%	179,462,737

	Other Assets less Liabilities: 2.4%	4,426,677

	Net Assets: 100.0%	$183,889,414

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1.   Performance

AVERAGE ANNUALIZED TOTAL RETURN	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund	-0.09%	-2.24%	1.08%	0.39%
Benchmark Indices:
Hang Seng Markit iBoxx Offshore RMB Overall Index	0.50%	-0.46%	2.60%	2.01%
RMB Cash Offshore (CNH)*	-2.86%	-3.00%	-0.73%	-0.77%
RMB Cash Onshore (CNY)*	-2.84%	-2.76%	-0.63%	-0.75%

* Net change in exchange rate versus U.S. dollar.

Gross 2.70% & Net 0.90%. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2026.

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565. The Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

In 2023 the Fund fell -0.09% compared to the Hang Seng Markit iBoxx Offshore RMB Overall Total Return Index which rose 0.50% in USD terms and the Offshore Renminbi (CNH) which fell -2.86% against the dollar.

Despite opening the review period on a positive, economic activity in China showed further signs of slowing in the first half of the year, particularly in the manufacturing, industrial and labour sectors, and the property market stuttered. Foreign Direct Investment also softened, expanding 0.1% year on year (yoy) in the first five months. China’s official manufacturing Purchasing Managers Index (PMI) did, however, improve in June, although still in contraction, while services expanded less than expected, and the June Caixin China General Manufacturing PMI came in stronger than expected, at 50.5 (a reading above 50 denotes expansion and below 50, contraction).

The second half of the year began more positively underpinned by monetary policy easing across key rates and improving geopolitical pressures. Moreover, a series of government stimulus measures to prop the property market, domestic consumption and the private sector resulted in an uplift in confidence. Furthermore, President Xi Jinping’s willingness to embrace private enterprise, was another sign of encouragement for foreign investors. Economic growth estimates also surprised to the upside, however, sentiment turned more mixed as key data was broadly subdued, and deflationary pressures began to mount. China’s National Bureau noted that the nation needs to achieve 4.4%economic growth of 4.4% in the last quarter to hit targeted growth, however, noted “that the external environment is becoming more complex and severe, domestic demand is still insufficient, and the foundation for economic recovery still needs to be consolidated”.

China exhibited a more active and strategic approach to managing its key risks, both domestically and internationally last month.  Positive progress was being made in international relations. In a marked shift in rhetoric, US President Biden and Chinese President Xi met at the Asia Pacific Economic Cooperation APEC, forum committing to restabilise their relationship. They agreed to reopen military communication channels, co-operate to address the US fentanyl crisis, and establish a framework for discussing AI. Then at a summit, which marked the first in-person meeting between China and EU officials in four years, Xi emphasised China's commitment to high-quality development and high-level openness, and its willingness to regard the EU as a strategic partner in economic and trade cooperation. He further stated that China seeks to forge a trusted partnership with the EU in industrial and supply chain cooperation, aiming to achieve mutual benefit and win-win outcomes.

Domestically, Beijing unleashed fresh fiscal stimulus to boost economic recovery. Reuters reported that some government advisers are recommending China lifts its 2024 budget deficit target beyond the 3% GDP. With private sector soft and consumer-led demand not as strong as hoped, longer-term reforms are required to ensure sustainable expansion. Around CNY1tn (just under USD140bn) of sovereign bonds are to be issued and used to fund water conservancy and flood prevention projects.

China also adopted a more assertive stance in tackling the risks associated with its real estate market. The implementation of the "three not less than" policy regarding real estate loans is a crucial step. Furthermore, the discussion to "whitelist" 50 state-owned and private real estate companies, along with the consideration of allowing banks to extend unsecured short-term working capital loans to real estate companies, represents a significant policy shift. These initiatives should play a critical role in mitigating systemic risks in the real estate sector in 2024.

2.   Portfolio Changes

Five positions matured in 2023: CBQ Finance 4%, BMW Finance 2.8%, Wharf REIC 3.2%, China Development Bank 3.03%, and China Construction Bank/Singapore 2.85%.

3.   Portfolio Position

Bonds issued by Government/Supranational organizations accounted for 22% of the portfolio. China financials accounted for 30% of the portfolio, and foreign financials accounted for 15%. Non-financial corporations accounted for 14% of the Fund. The valuation of the portfolio as measured by the yield to maturity was 3.18% and the duration of the portfolio was 0.98 years.

4.   Outlook

The renminbi should benefit from tightening interest rate differentials as the Federal Reserve Open Markets Committee, European Central Bank and other central banks ease domestic interest rates this year. Furthermore, the de-dollarisation process could witness further internationalisation of the renminbi. This year alone, Argentina, Brazil, and Bolivia embraced the renminbi for some Chinese imports, and ASEAN (Association of South-East Asian Nations) countries are actively pursuing regional payment networks and local currency transactions, all aiming to reduce reliance on established trade currencies.

Meanwhile, the World Bank's China Economic Update released in December 2023 predicts that China’s growth is projected at 5.2% in 2023 before slowing to 4.5 percent in 2024. The outlook is clouded by continued weakness in the real estate sector and persistently tepid global demand in the short term, as well as structural constraints to growth, including high debt levels, population ageing, and slower productivity growth than in the past.

We believe China's economic outlook could be supported by a mix of factors. Pent-up consumer demand, and targeted government support could fuel key sectors such as tech and green energy. Moreover, China's tech prowess is attracting global attention, and smart diversification of trade partners is creating new growth avenues.

Of course, we acknowledge the debt, property market and deflation headwinds, but China's proactive approach to managing risks and fostering stability inspires confidence. This adaptability, coupled with its sheer size and commitment to reform, makes China's economic outlook for 2024 cautiously optimistic. With its strong fundamentals and a focus on the future, China's economy is one to watch in 2024.

Edmund Harriss

January 2024

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments.

Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family (“HSM iBoxx”) is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

Caixin China General Manufacturing PMI is a manufacturing survey compiled by S& P Global (NYSE: SPGI) and promoted by Caixin Insight Group which is a media group focused on financial and business news and data.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

SEC 30-day Yield: 2.79% (subsidized); 0.44% (unsubsidized). The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates. To be specific, it measures the change in market value of security due to 1% change in interest rates.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Renminbi Yuan & Bond Fund

Growth of $10,000 (Unaudited)

Average Annual Total Return
Periods Ended December 31, 2023

One Year	Five Years	Ten Years
-0.09%	1.08%	0.39%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The iBoxx Hang Seng Markit Offshore RMB Overall Index (“HSM iBoxx”) captures the performance of debt denominated in Chinese yuan but issued and settled offshore. The index family offers a broad coverage of the offshore RMB bond universe.

FUND HIGHLIGHTS at December 31, 2023

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	18
Portfolio Turnover:	0.0%
% of Investments in Top 10:	51.9%

Fund Managers:
Edmund Harriss

Top 10 Holdings (% of net assets)
First Abu Dhabi Bank, 3.400%, 08/18/25	14.8%
Standard Chartered PLC 4.350%, 03/18/26	7.5%
China Development Bank, 3.230%, 11/27/25	3.7%
Agriculture Development Bank of China 3.400%, 11/06/24	3.7%
Export-Import Bank of Korea, 4.500%, 01/27/24	3.7%
QNB Finance Ltd., 3.900%, 06/17/25	3.7%
Bank of Communications Bank Co., Ltd., 3.200%, 03/21/24	3.7%
Wharf Finance Ltd., 3.250%, 01/14/24	3.7%
Volkswagen International Finance NV, 2.900%, 01/21/24	3.7%
Hong Kong Mortgage Corp. Ltd., 2.700%, 02/09/24	3.7%

Geographic Breakdown (% of net assets)
China	18.6%
United Arab Emirates	14.8%
Hong Kong	10.4%
United Kingdom	7.5%
Cayman Islands	7.4%
British Virgin Islands	7.4%
South Korea	3.7%
Netherlands	3.7%
Germany	3.7%
Supranational	3.7%

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Schedule of Investments

at December 31, 2023

Principal Amount (CNH)	Corporate Bonds: 80.9%	Value
	Auto-Cars/Light Trucks: 3.7%
1,000,000	Volkswagen International Finance NV, 2.900%, 01/21/24	$140,295

	Commercial Banks: 37.1%
1,000,000	Bank of China, 3.080%, 04/28/26	140,152
1,000,000	Bank of Communications Bank Co., Ltd., 3.200%, 03/21/24	140,330
4,000,000	First Abu Dhabi Bank, 3.400%, 08/18/25	559,354
1,000,000	QNB Finance Ltd., 3.800%, 06/17/25	140,289
1,000,000	QNB Finance Ltd., 3.900%, 06/17/25	140,445
2,000,000	Standard Chartered PLC 4.350%, 03/18/26	283,823
		1,404,393
	Diversified Banks: 3.7%
1,000,000	HSBC Holding, 3.400%, 06/29/27	139,548

	Diversified Operations: 3.7%
1,000,000	Wharf Finance Ltd., 3.250%, 01/14/24	140,319

	Export/Import Bank: 18.6%
1,000,000	Agriculture Development Bank of China 3.400%, 11/06/24	140,909
1,000,000	China Development Bank, 3.230%, 11/27/25	141,364
1,000,000	European International Bank, 2.700%, 04/22/24	140,166
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	140,474
1,000,000	Kreditanstalt Fuer Wiederaufbau, 2.700%, 03/25/24	140,181
		703,094
	Finance-Mtg Loan/Banker: 3.7%
1,000,000	Hong Kong Mortgage Corp. Ltd., 2.700%, 02/09/24	140,290

	Municipal City: 3.7%
1,000,000	Municipality of Shenzhen China, 2.900%, 10/19/26	140,216

	Transportation Services: 3.0%
1,000,000	GLP China Holding Ltd., 4.000%, 02/7/24	112,265

	Real Estate Operator/Developer: 3.7%
1,000,000	Sun Hung Kai Properties 3.200%, 08/14/27	138,498

	Total Corporate Bonds (cost $3,333,392)	3,058,918

	Total Investments in Securities (cost $3,333,392): 80.9%	3,058,918

	China Yuan (Offshore): 17.1%	645,491
	Other Assets less Liabilities: 2.0%	76,527

	Net Assets: 100.0%	$3,780,936

CNH - The official currency of the People’s Republic of China.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2023

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$30,239,485	$8,616,160	$34,166,244
Investments in securities, at value	$27,684,900	$10,786,985	$28,682,733
Cash	887,093	128,298	-
Cash denominated in foreign currency (cost of $4,391, $0 and $0, respectively)	4,384	-	-
Receivables:
Securities sold	-	-	213,114
Fund shares sold	4,926	1,016	-
Dividends and interest	29,717	30,157	13,244
Tax reclaim	15,913	-	-
Due from Advisor, net	4,836	-	-
Prepaid expenses	3,246	3,566	4,733
Total Assets	28,635,015	10,950,022	28,913,824

Liabilities
Overdraft due to custodian bank	-	-	143,880
Payable for Fund shares redeemed	30,586	-	53,788
Due to Advisor, net	-	4,891	28,355
Accrued administration fees	2,061	1,136	3,319
Accrued shareholder servicing plan fees	9,233	2,397	6,312
Audit fees	18,597	25,081	25,235
CCO fees	2,306	1,925	3,773
Custody fees	3,947	5,736	4,705
Fund Accounting fees	1,273	1,262	1,873
Legal fees	4,691	2,225	7,020
Miscellaneous fees	625	709	925
Printing fees	4,669	2,941	6,216
Transfer Agent fees	10,167	6,219	11,691
Trustee fees	1,338	368	185
Total Liabilities	89,493	54,890	297,277

Net Assets	$28,545,522	$10,895,132	$28,616,547

Composition of Net Assets
Paid-in capital	$60,354,454	$8,833,518	$34,843,235
Total distributable earnings (loss)	(31,808,932)	2,061,614	(6,226,688)
Net Assets	$28,545,522	$10,895,132	$28,616,547

Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,990,877	734,901	2,224,125

Net asset value per share	$5.72	$14.83	$12.87

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2023

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$13,505,229	$92,412,648	$3,333,392
Investments in securities, at value	$11,986,881	$179,462,737	$3,058,918
Cash	97,921	4,258,494	43,559
Cash denominated in foreign currency (cost of $3,702, $13,887, and $632,774, respectively)	3,698	13,856	645,491
Receivables:
Fund shares sold	2,566	172,272	-
Dividends and interest	9,053	131,271	51,289
Tax reclaim	67,391	230,884	-
Due from Advisor, net	881	-	5,026
Prepaid expenses	4,967	15,011	4,291
Total Assets	12,173,358	184,284,525	3,808,574

Liabilities
Payable for Fund shares redeemed	23,479	171,238	-
Due to Advisor, net	-	108,342	-
Accrued administration fees	1,957	8,732	583
Accrued shareholder servicing plan fees	4,245	30,084	778
Audit fees	25,501	25,237	12,720
CCO fees	1,573	3,144	1,802
Custody fees	2,407	5,961	1,059
Fund Accounting fees	2,082	2,702	2,529
Legal fees	3,539	9,403	1,541
Miscellaneous fees	697	774	412
Printing fees	3,762	4,670	2,166
Transfer Agent fees	6,200	24,246	3,784
Trustee fees	798	578	264
Total Liabilities	76,240	395,111	27,638

Net Assets	$12,097,118	$183,889,414	$3,780,936

Composition of Net Assets
Paid-in capital	$39,467,998	$96,762,194	$8,433,817
Total distributable earnings (loss)	(27,370,880)	87,127,220	(4,652,881)
Net Assets	$12,097,118	$183,889,414	$3,780,936

Number of shares issued and outstanding (unlimited shares authorized, no par value)	517,748	-	337,649

Net asset value per share	$23.36	-	$11.20

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding		$137,543,935
Shares of beneficial interest issued and outstanding		2,632,514
Net asset value per share		$52.25

Institutional Class shares:
Net assets applicable to shares outstanding		$46,345,479
Shares of beneficial interest issued and outstanding		871,865
Net asset value per share		$53.16

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Investment Income
Dividends*	$362,190	$271,163	$757,851
Total income	362,190	271,163	757,851

Expenses
Advisory fees	273,750	112,858	348,327
Shareholder servicing plan fees	68,479	12,043	37,571
Transfer agent fees and expenses	39,587	23,652	41,658
Fund accounting fee and expenses	15,087	15,891	18,321
Administration fees	19,141	7,417	23,706
Custody fees and expenses	14,518	17,735	27,121
Audit fees	18,301	24,999	24,999
Legal fees	36,184	12,614	41,189
Registration fees	19,999	19,600	21,999
Printing	17,850	8,399	13,179
Trustees' fees and expenses	10,685	6,296	10,315
Insurance	3,242	1,263	4,355
CCO fees and expenses	11,690	7,464	13,279
Miscellaneous	4,652	3,895	5,143
Interest expense	132	55	2,606
Total expenses	553,297	274,181	633,768
Less: fees waived and expenses absorbed	(95,989)	(50,668)	-
Net expenses	457,308	223,513	633,768
Net Investment Income (Loss)	(95,118)	47,650	124,083

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,538,656	103,513	(283,913)
Foreign currency	(8,719)	(1,524)	(12,816)
	1,529,937	101,989	(296,729)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,677,379)	486,800	(5,122,961)
Foreign currency	1,105	747	7,154
	(2,676,274)	487,547	(5,115,807)

Net realized and unrealized gain on investments and foreign currency	(1,146,337)	589,536	(5,412,536)
Net Increase (Decrease) in Net Assets from Operations	$(1,241,455)	$637,186	$(5,288,453)

*	Net of foreign tax withheld of $17,940, $19,140, and $43,663, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$551,120	$1,459,428	$-
Other Income		29,880	-
Interest	-	-	127,495
Total income	551,120	1,489,308	127,495

Expenses
Advisory fees	99,819	1,191,000	23,951
Shareholder servicing plan fees	29,287	-	2,077
Investor Class	-	217,296	-
Transfer agent fees and expenses	21,831	-	15,691
Investor Class	-	60,984	-
Institutional Class	-	22,516	-
Fund accounting fee and expenses	18,236	20,830	17,867
Administration fees	10,388	74,596	3,090
Institutional Class	-	29,969	-
Custody fees and expenses	11,214	15,923	5,615
Audit fees	24,999	24,999	13,001
Legal fees	16,750	157,696	6,129
Registration fees	18,002	-	18,498
Investor Class	-	24,099	-
Institutional Class	-	20,301	-
Printing	10,002	16,669	6,501
Trustees' fees and expenses	7,201	31,219	5,192
Insurance	837	16,060	438
CCO fees and expenses	7,986	34,099	6,413
Miscellaneous	4,008	10,059	3,813
Interest expense	2,608	1,180	2,728
Total expenses	283,168	1,969,495	131,004
Less: fees waived and expenses absorbed	(87,577)	(98,690)	(89,083)
Net expenses	195,591	1,870,805	41,921
Net Investment Income (Loss)	355,529	(381,497)	85,574

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	488,787	6,288,736	(233,328)
Foreign currency	(5,773)	5,063	(23,521)
	483,014	6,293,799	(256,849)
Net change in unrealized appreciation (depreciation) on:
Investments	(760,540)	46,157,466	147,559
Foreign currency	1,572	22,558	9,058
	(758,968)	46,180,024	156,617

Net realized and unrealized gain (loss) on investments and foreign currency	(275,954)	52,473,823	(100,232)
Net Increase (Decrease) in Net Assets from Operations	$79,575	$52,092,326	$(14,658)

*	Net of foreign tax withheld of $85,132, $62,596, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(95,118)	$(232,977)	$47,650	$15,300
Net realized gain (loss) on:
Investments	1,538,656	1,091,948	103,513	318,401
Foreign currency	(8,719)	(13,678)	(1,524)	(1,433)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,677,379)	(5,023,786)	486,800	(4,895,895)
Foreign currency	1,105	(456)	747	(726)
Net increase (decrease) in net assets resulting from operations	(1,241,455)	(4,178,949)	637,186	(4,564,353)

Distributions to Shareholders
Net dividends and distributions	-	-	(126,416)	(366,871)
Total distributions to shareholders	-	-	(126,416)	(366,871)

Capital Transactions
Proceeds from shares sold	11,709,728	7,259,952	190,960	396,192
Reinvestment of distributions	-	-	104,208	311,968
Cost of shares redeemed	(9,390,945)	(7,786,751)	(927,296)	(1,127,822)
Net change in net assets from capital transactions	2,318,783	(526,799)	(632,128)	(419,662)

Total increase (decrease) in net assets	1,077,328	(4,705,748)	(121,358)	(5,350,886)

Net Assets
Beginning of period	27,468,194	32,173,942	11,016,490	16,367,376
End of period	$28,545,522	$27,468,194	$10,895,132	$11,016,490

Capital Share Activity
Shares sold	1,921,700	1,235,680	13,127	22,713
Shares issued on reinvestment	-	-	7,454	22,016
Shares redeemed	(1,619,638)	(1,342,405)	(63,069)	(71,404)
Net increase (decrease) in shares outstanding	302,062	(106,725)	(42,488)	(26,675)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$124,083	$198,582
Net realized gain (loss) on:
Investments	(283,913)	(362,733)
Foreign currency	(12,816)	19,064
Net change in unrealized appreciation (depreciation) on:
Investments	(5,122,961)	(12,999,286)
Foreign currency	7,154	(7,446)
Net decrease in net assets resulting from operations	(5,288,453)	(13,151,819)

Distributions to Shareholders
Net dividends and distributions	(217,472)	(348,093)
Total distributions to shareholders	(217,472)	(348,093)

Capital Transactions
Proceeds from shares sold	428,509	1,846,506
Reinvestment of distributions	205,736	333,077
Cost of shares redeemed	(4,632,033)	(7,284,316)
Net change in net assets from capital transactions	(3,997,788)	(5,104,733)

Total decrease in net assets	(9,503,713)	(18,604,645)

Net Assets
Beginning of period	38,120,260	56,724,905
End of period	$28,616,547	$38,120,260

Capital Share Activity
Shares sold	28,554	123,431
Shares issued on reinvestment	16,498	22,521
Shares redeemed	(334,631)	(461,441)
Net decrease in shares outstanding	(289,579)	(315,489)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Energy Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$355,529	$503,288
Net realized gain (loss) on:
Investments	488,787	1,590,855
Foreign currency	(5,773)	628
Net change in unrealized appreciation (depreciation) on:
Investments	(760,540)	1,866,420
Foreign currency	1,572	(1,331)
Net increase (decrease) in net assets resulting from operations	79,575	3,959,860

Distributions to Shareholders
Net dividends and distributions	(503,890)	(25,242)
Total distributions to shareholders	(503,890)	(25,242)

Capital Transactions
Proceeds from shares sold	2,669,252	12,503,360
Reinvestment of distributions	479,183	23,992
Cost of shares redeemed	(6,846,920)	(12,495,757)
Net change in net assets from capital transactions	(3,698,485)	31,595

Total increase (decrease) in net assets	(4,122,800)	3,966,213

Net Assets
Beginning of period	16,219,918	12,253,705
End of period	$12,097,118	$16,219,918

Capital Share Activity
Shares sold	112,039	593,584
Shares issued on reinvestment	21,063	984
Shares redeemed	(297,297)	(603,899)
Net decrease in shares outstanding	(164,195)	(9,331)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(381,497)	$(119,929)
Net realized gain (loss) on:
Investments	6,288,736	14,463,302
Foreign currency	5,063	(5,993)
Net change in unrealized appreciation (depreciation) on:
Investments	46,157,466	(78,803,732)
Foreign currency	22,558	(5,530)
Net increase (decrease) in net assets resulting from operations	52,092,326	(64,471,882)

Distributions to Shareholders
Net dividends and distributions:
Investor Class	(5,090,318)	(11,640,951)
Institutional Class	(1,712,410)	(3,927,457)
Total distributions to shareholders	(6,802,728)	(15,568,408)

Capital Transactions
Proceeds from shares sold:
Investor Class	11,892,338	7,460,710
Institutional Class	6,158,411	6,847,256
Reinvestment of distributions:
Investor Class	4,925,474	11,284,764
Institutional Class	1,010,252	2,325,495
Cost of shares redeemed:
Investor Class	(13,753,946)	(20,684,496)
Institutional Class	(5,989,757)	(18,781,950)
Net change in net assets from capital transactions	4,242,772	(11,548,221)

Total increase (decrease) in net assets	49,532,370	(91,588,511)

Net Assets
Beginning of period	134,357,044	225,945,555
End of period	$183,889,414	$134,357,044

Capital Share Activity
Shares sold:
Investor Class	244,865	155,886
Institutional Class	128,038	146,265
Shares issued on reinvestment:
Investor Class	98,628	273,702
Institutional Class	19,887	55,621
Shares redeemed:
Investor Class	(293,204)	(448,632)
Institutional Class	(126,312)	(381,545)
Net decrease in shares outstanding	71,902	(198,703)

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Renminbi Yuan & Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$85,574	$97,150
Net realized gain (loss) on:
Investments	(233,328)	10,387
Foreign currency	(23,521)	(50,983)
Net change in unrealized appreciation (depreciation) on:
Investments	147,559	(542,927)
Foreign currency	9,058	(11,232)
Net decrease in net assets resulting from operations	(14,658)	(497,605)

Distributions to Shareholders
Net dividends and distributions	(328)	(81,320)
Return of capital	(23,720)	-
Total distributions to shareholders	(24,048)	(81,320)

Capital Transactions
Proceeds from shares sold	308,641	1,119,451
Reinvestment of distributions	21,124	72,156
Cost of shares redeemed	(1,182,680)	(1,346,936)
Net change in net assets from capital transactions	(852,915)	(155,329)

Total decrease in net assets	(891,621)	(734,254)

Net Assets
Beginning of period	4,672,557	5,406,811
End of period	$3,780,936	$4,672,557

Capital Share Activity
Shares sold	26,692	94,434
Shares issued on reinvestment	1,888	6,365
Shares redeemed	(105,664)	(114,479)
Net decrease in shares outstanding	(77,084)	(13,680)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Alternative Energy Fund	2023	2022	2021	2020	2019
Net asset value, beginning of period	$5.86	$6.71	$6.19	$3.32	$2.55

Income from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.06)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.12)	(0.80)	0.58	2.90	0.78
Total from investment operations	(0.14)	(0.85)	0.52	2.87	0.77

Less distributions:
From net investment income	-	-	-	-	-
Total distributions	-	-	-	-	-

Net asset value, end of period	$5.72	$5.86	$6.71	$6.19	$3.32

Total return	(2.39)%	(12.67%)	8.40%	86.45%	30.20%

Ratios/supplemental data:
Net assets, end of period (millions)	$28.5	$27.5	$32.2	$26.9	$9.2

Ratio of expenses to average net assets:
Before fee waived/recaptured	1.79%	1.90%	1.73%	2.46%	3.00%
After fees waived/recaptured (1)	1.48%	1.98%	1.98%	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.62%)	(0.79%)	(0.61%)	(1.40%)	(1.15%)
After fees waived/recaptured	(0.31%)	(0.87%)	(0.86%)	(0.92%)	(0.13%)

Portfolio turnover rate	16.38%	17.75%	29.03%	35.00%	43.19%

(1)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to June 1, 2023, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Focus Fund	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.17	$20.36	$23.76	$20.03	$16.58

Income from investment operations:
Net investment income (loss)	0.07	0.02	(0.08)	0.01	0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(5.73)	(1.46)	5.09	4.56
Total from investment operations	0.83	(5.71)	(1.54)	5.10	4.77

Less distributions:
From net investment income	(0.02)	-	-	(0.10)	(0.12)
From net realized gain	(0.15)	(0.48)	(1.86)	(1.27)	(1.20)
Total distributions	(0.17)	(0.48)	(1.86)	(1.37)	(1.32)

Redemption fee proceeds	-	-	-	- (1)	- (1)

Net asset value, end of period	$14.83	$14.17	$20.36	$23.76	$20.03

Total return	5.95%	(28.03)%	(6.32)%	25.93%	29.20%

Ratios/supplemental data:
Net assets, end of period (millions)	$10.9	$11.0	$16.4	$19.1	$17.4

Ratio of expenses to average net assets:
Before fees waived	2.43%	2.36%	1.89%	2.21%	2.27%
After fees waived (2)	1.98%	1.98%	1.98%	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived	-0.03%	(0.26%)	(0.26%)	(0.24%)	0.85%
After fees waived	0.42%	0.12%	(0.35%)	(0.01%)	1.14%

Portfolio turnover rate	4.04%	6.00%	29.05%	30.24%	19.56%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
China & Hong Kong Fund	2023		2022		2021	2020		2019
Net asset value, beginning of period	$15.16		$20.05		$25.92	$23.49		$18.92

Income from investment operations:
Net investment income	0.07		0.08		0.05	0.16		0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(2.26)		(4.84)		(1.83)	3.20		5.23
Total from investment operations	(2.19)		(4.76)		(1.78)	3.36		5.60

Less distributions:
From net investment income	(0.10)		(0.05)		(0.07)	(0.20)		(0.43)
From net realized gain	-		(0.08)		(4.02)	(0.73)		(0.60)
Total distributions	(0.10)		(0.13)		(4.09)	(0.93)		(1.03)

Redemption fee proceeds	-		-		- (1)	-	(1)	- (1)

Net asset value, end of period	$12.87		$15.16		$20.05	$25.92		$23.49

Total return	(14.46%)		(23.71%)		(6.70%)	14.54%		30.00%

Ratios/supplemental data:
Net assets, end of period (millions)	$28.6		$38.1		$56.7	$66.5		$67.6

Ratio of expenses to average net assets: (2)	1.82	%(3)	1.71	%(3)	1.50%	1.60	%(3)	1.69%

Ratio of net investment income to average net assets:	0.36%		0.45%		0.20%	0.59%		1.61%

Portfolio turnover rate	5.18%		17.46%		29.82%	45.40%		24.18%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01% , 0.01% and 0.02% for the years ended December 31, 2023, 2022 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Energy Fund	2023		2022		2021		2020		2019
Net asset value, beginning of period	$23.78		$17.73		$12.47		$19.62		$18.13

Income from investment operations:
Net investment income	0.95		0.74		0.49		0.45		0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)		5.35		5.23		(7.15)		1.42
Total from investment operations	0.59		6.09		5.72		(6.70)		1.87

Less distributions:
From net investment income	(1.01)		(0.04)		(0.46)		(0.45)		(0.38)
From net realized gain	-		-		-		-		-
Total distributions	(1.01)		(0.04)		(0.46)		(0.45)		(0.38)

Net asset value, end of period	$23.36		$23.78		$17.73		$12.47		$19.62

Total return	2.60%		34.33%		45.98%		(34.22%)		10.40%

Ratios/supplemental data:
Net assets, end of period (millions)	$12.1		$16.2		$12.3		$8.7		$16.8

Ratio of expenses to average net assets
Before fees waived/recaptured	2.13%		1.91%		1.99%		2.56%		1.91%
After fees waived/recaptured (1)	1.47	%(2)	1.46	%(2)	1.46	%(2)	1.46	%(2)	1.45%

Ratio of net investment income to average net assets
Before fees waived/recaptured	2.01%		2.55%		2.40%		2.39%		1.65%
After fees waived/recaptured	2.67%		3.00%		2.93%		3.49%		2.11%

Portfolio turnover rate	10.45%		70.54%		49.58%		15.49%		9.81%

(1)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(2)	If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.01%, 0.01% and 0.01% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund - Investor Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.01	$62.04	$60.53	$45.66	$34.89

Income from investment operations:
Net investment income (loss)	(0.14)	(0.07)	(0.20)	(0.06)	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	15.39	(18.08)	12.77	16.53	12.73
Total from investment operations	15.25	(18.15)	12.57	16.47	12.85

Less distributions:
From net investment income	-	-	-	-	(0.11)
From net realized gain	(2.01)	(4.88)	(11.06)	(1.60)	(1.97)
Total distributions	(2.01)	(4.88)	(11.06)	(1.60)	(2.08)

Net asset value, end of period	$52.25	$39.01	$62.04	$60.53	$45.66

Total return	39.34%	(29.67%)	21.52%	36.17%	37.00%

Ratios/supplemental data:
Net assets, end of period (millions)	$137.5	$100.7	$161.4	$147.8	$134.8

Ratio of expenses to average net assets:
Before fees waived/recaptured	1.28%	1.27%	1.17%	1.24%	1.35%
After fees waived/recaptured (1)	1.24%	1.24%	1.24%	1.24%	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.34%)	(0.17%)	(0.25%)	(0.10%)	0.17%
After fees waived/recaptured	(0.30%)	(0.14%)	(0.32%)	(0.10%)	0.28%

Portfolio turnover rate	8.77%	14.66%	19.01%	14.44%	15.56%

(1)	The Advisor has contractually agreed to limit the operating expenses to 1.24% excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund - Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.56	$62.68	$60.89	$45.84	$34.99

Income from investment operations:
Net investment income (loss)	(0.02)	0.06	(0.04)	0.07	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	15.63	(18.30)	12.89	16.60	12.79
Total from investment operations	15.61	(18.24)	12.85	16.67	13.01

Less distributions:
From net investment income	-	-	-	(0.02)	(0.19)
From net realized gain	(2.01)	(4.88)	(11.06)	(1.60)	(1.97)
Total distributions	(2.01)	(4.88)	(11.06)	(1.62)	(2.16)

Net asset value, end of period	$53.16	$39.56	$62.68	$60.89	$45.84

Total return	39.70%	(29.51%)	21.86%	36.46%	37.35%

Ratios/supplemental data:
Net assets, end of period (millions)	$46.3	$33.6	$64.6	$55.2	$45.9

Ratio of expenses to average net assets:
Before fees waived	1.13%	1.10%	0.99%	1.07%	1.21%
After fees waived (1)	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income (loss) to average net assets:
Before fees waived	-0.19%	0.01%	(0.08%)	0.06%	0.31%
After fees waived	-0.05%	0.12%	(0.08%)	0.14%	0.53%

Portfolio turnover rate	8.77%	14.66%	19.01%	14.44%	15.56%

(1)	The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Renminbi Yuan & Bond Fund	2023		2022	2021	2020		2019
Net asset value, beginning of period	$11.27		$12.62	$12.50	$11.53		$11.25

Income from investment operations:
Net investment income	0.24		0.23	0.21	0.24		0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)		(1.39)	0.16	0.78		0.05
Total from investment operations	(0.01)		(1.16)	0.37	1.02		0.39

Less distributions:
From net investment income	-	(1)	(0.19)	(0.25)	(0.05)		-
Return of capital	(0.06)		-	-	-		(0.13)
Total distributions	(0.06)		(0.19)	(0.25)	(0.05)		(0.13)

Redemption fee proceeds	-		-	-	-	(1)	0.02

Net asset value, end of period	$11.20		$11.27	$12.62	$12.50		$11.53

Total return	(0.09%)		(9.20%)	3.00%	8.89%		3.68%

Ratios/supplemental data:
Net assets, end of period (millions)	$3.8		$4.7	$5.4	$3.9		$1.5

Ratio of expenses to average net assets:
Before fees waived	3.01%		2.70%	2.29%	5.26%		6.79%
After fees waived (2)	0.96	%(3)	0.90%	0.90%	0.91	%(3)	0.90%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.08%)		0.14%	0.43%	(1.90%)		(1.95%)
After fees waived/recaptured	1.97%		1.94%	1.82%	2.45%		3.94%

Portfolio turnover rate	0.00%		3.78%	31.79%	36.26%		0.00%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.06% and 0.01% for the years ended December 31, 2023 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Currently, the Trust offers eleven separate, series portfolios, each of which has a unique investment objective and strategies. This report covers the six open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the “Alternative Energy Fund”), Guinness Atkinson Asia Focus Fund (the “Asia Focus Fund”), Guinness Atkinson China & Hong Kong Fund (the “China & Hong Kong Fund”), Guinness Atkinson Global Energy Fund (the “Global Energy Fund”), Guinness Atkinson Global Innovators Fund (the “Global Innovators Fund”) and Guinness Atkinson Renminbi Yuan & Bond Fund (the “Renminbi Yuan & Bond Fund”), all of which (each a “Fund” and collectively, the “Funds”) are covered by this report. Except for the Renminbi Yuan & Bond Fund, each Fund is a diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund began operations on March 31, 2006, and the Renminbi Yuan & Bond Fund began operations on June 30, 2011. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund’s investment objective is long-term capital appreciation. The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund’s investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit.

Note 2 - Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. (“GAAP”).

A.	Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds’ Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations.

B.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 8 for further information on forward foreign currency contracts held in each Fund.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

E.	Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

F.	Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.	Cash overdraft. Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of BBH Overdraft Base Rate plus 2.00%. Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.	Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund’s investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

J.	Reclassifications. Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or new asset value per share and were primarily attributed to differences in the treatment of foreign currency and net investment losses. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified as follows:

	Distributable Earnings/(Losses)	Paid in Capital
Alternative Energy Fund	$106,386	$(106,386)
Asia Focus Fund	-	-
China & Hong Kong Fund	-	-
Global Energy Fund	-	-
Global Innovators Fund	405,407	(405,407)
Renminbi Yuan & Bond Fund	41,706	(41,706)

K.	Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2023 and during the open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Advisor”), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund*	0.80%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

*	Prior to June 1, 2023, the management fee was 1.00%.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s total operating expenses (excluding interest, taxes, acquired fund fees and expenses (as defined in Form N1-A), fees and expenses related to services for reclamation or recollection of foreign taxes withheld, dividends on short positions and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund*	1.10%	June 30, 2026
Asia Focus Fund	1.98%	June 30, 2026
China & Hong Kong Fund	1.98%	June 30, 2026
Global Energy Fund	1.45%	June 30, 2026
Global Innovators Fund - Investor Class	1.24%	June 30, 2026
Global Innovators Fund - Institutional Class	0.99%	June 30, 2026
Renminbi Yuan & Bond Fund	0.90%	June 30, 2026

*	Prior to June 1, 2023, the annual operating expense limit was 1.98%.

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed and recaptured previously waived subject to the applicable cap. For the year ended December 31, 2023, the Advisor waived fees and absorbed expenses as follows:

Fees waived and Expenses Absorbed
Alternative Energy Fund	$95,989
Asia Focus Fund	50,668
Global Energy Fund	87,577
Global Innovators Fund	98,690
Renminbi Yuan & Bond Fund	89,083
Total	$422,007

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

At December 31, 2023, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

	December 31,
Fund	2024	2025	2026	Total
Alternative Energy Fund	$-	$-	$69,017	$69,017
Asia Focus Fund	-	47,853	50,668	98,521
Global Energy Fund	62,548	74,959	87,577	225,084
Global Innovators Fund	1,211	78,183	98,690	178,084
Renminbi Yuan & Bond Fund	65,641	89,841	89,083	244,565

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Mutual Fund Administration, LLC (the “Administrator”) acts as the Funds’ administrator under an administration agreement. The fees paid to the Administrator for the year ended December 31, 2023, are reported on the Statements of Operations.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds. The fees paid for CCO services for the year ended December 31, 2023, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the year ended December 31, 2023, are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4 - Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Board of Trustees has not authorized the Funds to make payment under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 5 - Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the year ended December 31, 2023, are reported on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Note 6 - Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2023, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$7,697,894	$4,765,246
Asia Focus Fund	450,292	1,100,512
China & Hong Kong Fund	1,793,830	5,852,479
Global Energy Fund	1,370,939	5,095,407
Global Innovators Fund	13,736,165	17,933,604
Renminbi Yuan & Bond Fund	-	1,113,386

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the year ended December 31, 2023.

Note 7 - Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$1,889,369	$-	$-	$1,889,369
Consumer, Cyclical	3,516,562	-	-	3,516,562
Energy	5,165,254	-	-	5,165,254
Industrial	9,083,168	-	-	9,083,168
Technology	2,478,730	-	-	2,478,730
Utilities	5,551,817	-	-	5,551,817
Total Investments, at value	27,684,900	-	-	27,684,900
Total Assets	$27,684,900	$-	$-	$27,684,900

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$1,671,731	$-	$-	$1,671,731
Consumer, Cyclical	1,435,576	-	-	1,435,576
Consumer, Non-cyclical	1,501,259	-	-	1,501,259
Financial	897,995	-	-	897,995
Industrial	2,030,028	-	-	2,030,028
Technology	3,250,396	-	-	3,250,396
Total Investments, at value	10,786,985	-	-	10,786,985
Total Assets	$10,786,985	$-	$-	$10,786,985

China & Hong Kong Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$3,892,686	$-	$-	$3,892,686
Consumer, Cyclical	5,912,295	-	-	5,912,295
Consumer, Non-cyclical	6,081,061	-	-	6,081,061
Energy	1,673,161	-	-	1,673,161
Financial	4,295,445	-	-	4,295,445
Industrial	4,600,513	-	-	4,600,513
Technology	2,227,572	-	-	2,227,572
Total Investments, at value	28,682,733	-	-	28,682,733
Total Assets	$28,682,733	$-	$-	$28,682,733

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Consumer, Non-cyclical	$29,011	$-	$-	$29,011
Energy	11,957,870	-	-	11,957,870
Total Investments, at value	11,986,881	-	-	11,986,881
Total Assets	$11,986,881	$-	$-	$11,986,881

Global Innovators Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$21,675,306	$-	$-	$21,675,306
Consumer, Cyclical	9,021,735	-	-	9,021,735
Consumer, Non-cyclical	24,315,267	-	-	24,315,267
Financial	19,209,318	-	-	19,209,318
Industrial	21,193,976	-	-	21,193,976
Technology	84,047,135	-	-	84,047,135
Total Investments, at value	179,462,737	-	-	179,462,737
Total Assets	$179,462,737	$-	$-	$179,462,737

Renminbi Yuan & Bond Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$-	$252,560	$-	$252,560
Diversified	-	140,318	-	140,318
Financial	-	2,245,184	-	2,245,184
Government	-	420,856	-	420,856
Total Investments, at value	-	3,058,918	-	3,058,918
Total Assets	$-	$3,058,918	$-	$3,058,918

Note 8 - Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds do not have any outstanding forward contracts as of December 31, 2023.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Note 9 - Tax Matters

As of December 31, 2023, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$30,239,552	$8,874,978	$34,166,244
Gross tax unrealized appreciation	3,103,460	3,742,892	5,029,024
Gross tax unrealized depreciation	(5,658,112)	(1,830,885)	(10,512,535)
Net tax unrealized appreciation (depreciation) on investments	(2,554,652)	1,912,007	(5,483,511)
Net tax unrealized appreciation (depreciation) on foreign-currency denominated assets and liabilities	(1,011)	56	(119)
Net tax unrealized appreciation (depreciation)*	(2,555,663)	1,912,063	(5,483,630)
Undistributed net ordinary income	-	46,182	111,108
Undistributed Long-Term Capital Gains	-	103,450	-
Post October loss **	(558)	(81)	-
Capital loss carryforward	(29,252,711)	-	(854,166)
Total accumulated gain/(loss)	$(31,808,932)	$2,061,614	$(6,226,688)

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$13,527,553	$92,421,942	$3,333,392
Gross tax unrealized appreciation	815,854	89,404,779	-
Gross tax unrealized depreciation	(2,356,526)	(2,363,984)	(274,474)
Net tax unrealized appreciation (depreciation) on investments	(1,540,672)	87,040,795	(274,474)
Net tax unrealized appreciation (depreciation) on foreign-currency denominated assets and liabilities	(204)	24,660	13,231
Net tax unrealized appreciation (depreciation)*	(1,540,876)	87,065,455	(261,243)
Undistributed net ordinary income	349,818	-	-
Undistributed Long-Term Capital Gains	-	63,115	-
Post October loss **	(84)	(1,350)	(5,276)
Capital loss carryforward	(26,179,738)	-	(4,386,362)
Total accumulated gain/(loss)	$(27,370,880)	$87,127,220	$(4,652,881)

*	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

As of December 31, 2023, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$29,252,711	$-	$854,166	$22,804,776	$-	$3,420,891
No Expiration Short-term	-	-	-	3,374,962	-	965,471
Total	$29,252,711	$-	$854,166	$26,179,738	$-	$4,386,362

For the year ended December 31, 2023, the Alternative Energy Fund and the Global Energy Fund utilized capital loss carryforwards of $1,140,627 and $478,741, respectively.

The tax character of distributions (other than return of capital distributions) paid during 2023 and 2022 fiscal years are as follows:

	2023		2022
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$-	$-	$-	$-
Asia Focus Fund	13,875	112,541	25,640	341,231
China & Hong Kong Fund	217,472	-	210,910	137,183
Global Energy Fund	503,890	-	25,242	-
Global Innovators Fund	-	6,802,728	125,904	15,442,504
Renminbi Yuan & Bond Fund*	328	-	81,320	-

*	The Renminbi Yuan & Bond Fund had return of capital distributions of $23,720 in 2023.

Note 10 - Recently Issued Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Fund, ASU 2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling “toll-free” (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Information

For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	100%
China & Hong Kong Fund	100%
Global Energy Fund	100%
Global Innovators Fund	N/A
Renminbi Yuan & Bond Fund	N/A

For the year ended December 31, 2023, pursuant to Section 853(b)(3) of the Internal Revenue Code, the Asia Focus Fund and the Global Innovators Fund designate $112,541 and $6,802,729 respectively, as long-term capital gains.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 - Continued

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2023:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Alternative Energy Fund	N/A	N/A	N/A	N/A
Asia Focus Fund	$270,376	$0.37	$19,140	$0.03
China & Hong Kong Fund	803,467	0.36	43,663	0.02
Global Energy Fund	403,319	0.78	85,132	0.17
Global Innovators Fund	N/A	N/A	N/A	N/A
Renminbi Yuan & Bond Fund	N/A	N/A	N/A	N/A

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Guinness Atkinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Alternative Energy Fund, Asia Focus Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund and Renminbi Yuan & Bond Fund (the “Funds”), each a series of Guinness Atkinson Funds (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2024

GUINNESS ATKINSON FUNDS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Guinness Atkinson Funds (the “Trust”) met on December 1, 2023 (the “Meeting”), to review the liquidity risk management program (the “Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Guinness Atkinson Alternative Energy Fund

Guinness Atkinson Asia Focus Fund

Guinness Atkinson China & Hong Kong Fund

Guinness Atkinson Global Energy Fund

Guinness Atkinson Global Innovators Fund

Guinness Atkinson Renminbi Yuan & Bond Fund

The Board has appointed Guinness Atkinson Asset Management, Inc., the investment adviser to the Funds, as the liquidity program administrator (“LPA”) for the Program. At the Meeting, the LPA, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Program, and any material changes to it for the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Program, the Report discussed the following, among other things:

1. Investment strategy and the liquidity of its portfolio investments,

2. Redemption history of each Fund,

3. Effect of pricing spreads on Fund liquidity, and

4. Other funding sources.

The Report stated that the LPA assessed the Funds and determined that the Funds continue to be excluded from the requirement for HLIM determination by virtue of the liquidity of their holdings. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Program during the Program Reporting Period.

In the Report, the LPA concluded that the Program is adequately designed and has been effective in managing each Fund’s Liquidity Risk and in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer’s address is 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling toll-free, 1-800-915-6565 or by visiting the Funds’ website at www.gafunds.com.

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees
J. Brooks Reece, Jr. (76)	Trustee and Chairman	Indefinite; Since April 1994	CEO, Adcole Corp, from 1989 to 2017.	11	None
James I. Fordwood (76)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	11	None
Dr. Bret A. Herscher (65)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	11	None
Susan Penry-Williams (77)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	11	None
Interested Trustee
Timothy W.N. Guinness* 18 Smith Square London, England SW1P 3HZ (75)	Trustee	Indefinite; Since April 1994	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	11	None

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Officers
James Atkinson (65)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.	N/A	N/A
Patrick Keniston (59)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.	N/A	N/A
Rita Dam (56)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.	N/A	N/A
Joy Ausili (56)	Secretary and Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Lyna Phan (48)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).	N/A	N/A
Evan Robledo (35)	Assistant Treasurer	Since December 2021	Vice President (2020 – present), and Assistant Vice President, Mutual Fund Administration, LLC. (2018-2020).	N/A	N/A

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees	Contact Guinness AtkinsonTM Funds

J. Brooks Reece, Jr. Chairman	P.O. Box 701
James I. Fordwood	Milwaukee, WI 53201-0701
Timothy W.N. Guinness	Shareholder Services: 800-915-6566
Dr. Bret A. Herscher	Literature Request: 800-915-6565
Susan Penry-Williams	Website: www.gafunds.com
Email: mail@gafunds.com

Guinness Atkinson TM Funds
Funds	Cusip	Ticker	Fund #
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

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Guinness Atkinson Funds
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

GUINNESS ATKINSON
FUNDS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-915-6565.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$112,300	$116,300
Audit-Related Fees	N/A	N/A
Tax Fees	$19,000	$15,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/8/2024

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	3/8/2024